UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                      ___________________

                          FORM 8-K

                        CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 16, 2006

                    United Mortgage Trust
     (Exact Name of Registrant as Specified in its Charter)

                         Maryland
         (State or Other Jurisdiction of Incorporation)

000-32409						75-6493585
(Commission File Number)	(I.R.S. Employer Identification Number)

              5740 Prospect Avenue, Suite 1000
                     Dallas, TX 75206
     (Address of Principal Executive Office) (Zip Code)

                     (214) 237-9305
       ( Registrant's Telephone Number, Including Area Code)

                              N/A

(Former Name and Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
   [x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 	Entry into Material Definitive Agreement.

On February 10, 2006, United Mortgage Trust, a real estate investment trust organized under the laws of the State of Maryland ("Company"), entered into the First Amendment ("First Amendment") to the Agreement and Plan of Merger dated September 1, 2005 ("Merger Agreement") by and among the Company,
UMT Holdings, L.P., a Delaware limited partnership ("UMT Holdings"), and UMT Services, Inc., a Delaware corporation and sole general partner of UMT Holdings ("UMT Services"). The First Amendment removes the provision in
Section 7.2(d) of the Merger Agreement requiring payment of a Purchaser Break-Up Fee by the Company to UMT Holdings in certain circumstances.
The First Amendment also provides for revised Articles of Amendment of the Company and a revised Indenture.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1, and a copy of the First Amendment, including the exhibits thereto, is attached hereto as
Exhibit 2.2.

UMT Holdings is owned primarily by persons that (1) were formerly owners of businesses that originated residential mortgages and contracts for deed that were pledged to the Company as collateral for funds borrowed from the Company, and provided loan servicing to the Company and (2) are owners and officers of the Advisor. UMT Holdings pledges interim mortgages to the Company as collateral for loans from the Company to UMT Holdings, and UMT Holdings also provides loan servicing and real estate owned asset management services to the Company. The merger would combine the loan origination and funding components of their businesses in one entity. UMT Holdings and the Advisor are controlled by the same persons and, as related parties, they have potential conflicts of interest arising out of the merger.

Item 9.01	Financial Statements and Exhibits.

(d)		Exhibits

The following exhibits are included with this Report:

2.1	Agreement and Plan of Merger, dated as of September 1, 2005, among the Company, UMT Holdings and UMT Services (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K/A filed on February 16, 2006 (File Number 000-32409)).

2.2	First Amendment to Agreement and Plan of Merger, entered into as of February 10, 2006, by and among the Company, UMT Holdings, and UMT Services.




SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						UNITED MORTGAGE TRUST



Date: February 16, 2006				/s/ Christine A. Griffin
						By:  Christine A. Griffin
						Its:  President



Exhibit 2.1


                            EXECUTION COPY
                    AGREEMENT AND PLAN OF MERGER
                    DATED AS OF SEPTEMBER 1, 2005
                           BY AND AMONG
                        UMT HOLDINGS, L.P.,
                        UMT SERVICES, INC.,
                                AND
                       UNITED MORTGAGE TRUST


TABLE OF CONTENTS

ARTICLE I THE MERGER 	                                      		        A-1
SECTION 1.1 The Merger 	                                			A-1
SECTION 1.2 [Reserved] 					 			A-1
SECTION 1.3 Closing 								A-1
SECTION 1.4 Effective Time 							A-1
SECTION 1.5 Limited Partnership Agreement; Certificate of
            Limited Partnership	 	 					A-2
SECTION 1.6 General Partner; Officers	 		 			A-2

SECTION 1.7 Conversion of Shares of Beneficial Interest in
            the Merger	 	 						A-2
SECTION 1.8 Surrender of Certificates	 	 				A-2


ARTICLE II REPRESENTATIONS AND WARRANTIES	 	 			A-4
SECTION 2.1 Representations and Warranties of UMT				A-4
SECTION 2.2 Representations and Warranties of Purchaser 			A-8

ARTICLE III COVENANTS RELATING TO CONDUCT OF BUSINESS
	    PENDING THE MERGER	 	 					A-12
SECTION 3.1 Conduct of Business by UMT	 		 			A-12
SECTION 3.2 Conduct of Business by General Partner and Purchaser	 	A-14
SECTION 3.3 Preparation of the Proxy Statement/Prospectus;
	    Shareholders' Meeting	 	 				A-14
SECTION 3.4 Access to Information	 	 				A-15
SECTION 3.5 Reasonable Efforts	 	 					A-16
SECTION 3.6 No Solicitation of Transactions					A-16
SECTION 3.7 Public Announcements	 	 				A-17
SECTION 3.8 Assistance	 	 						A-17
SECTION 3.9 Proxy Solicitor	 	 					A-18
SECTION 3.10 Termination of Advisor Contracts					A-18
SECTION 3.11 Terms of Class A Debentures Approved				A-18

ARTICLE IV ADDITIONAL COVENANTS	 	 					A-18
SECTION 4.1 Tax Treatment	 	 					A-18
SECTION 4.2 Transfer and Gains Taxes	 				 	A-18
SECTION 4.3 Confidentiality	 	 					A-18
SECTION 4.4 Repurchase Program	 	 					A-18
SECTION 4.5 Directors' and Officers' Insurance	 				A-19

ARTICLE V CONDITIONS PRECEDENT	 	 					A-19
SECTION 5.1 Conditions to Each Party's Obligation to Effect the Merger	 	A-19
SECTION 5.2 Conditions to Obligations of General Partner and Purchaser	 	A-20
SECTION 5.3 Conditions to Obligations of UMT					A-21

ARTICLE VI TRUSTEE ACTIONS	 	 					A-21
SECTION 6.1 Trustee Actions	 	 					A-21

ARTICLE VII TERMINATION, AMENDMENT AND WAIVER	 	 			A-22
SECTION 7.1 Termination	 	 						A-22
SECTION 7.2 Expenses; Break-Up Fees	 				 	A-24
SECTION 7.3 Effect of Termination	 	 				A-25
SECTION 7.4 Amendment	 	 						A-25
SECTION 7.5 Extension; Waiver	 	 					A-25


                                  A-i

Table of Contents


ARTICLE VIII GENERAL PROVISIONS	 					 	A-25
SECTION 8.1 Nonsurvival of Representations and Warranties 			A-25
SECTION 8.2 Notices	 							A-25
SECTION 8.3 Interpretation	 			 			A-26
SECTION 8.4 Counterparts	 			 			A-26
SECTION 8.5 Entire Agreement; No Third-Party Beneficiaries	 	 	A-26
SECTION 8.6 Governing Law; Waiver of Jury Trial	 				A-26
SECTION 8.7 Assignment	 	 						A-27
SECTION 8.8 Enforcement	 	 						A-27
SECTION 8.9 Exhibits; Disclosure Letter	 	 				A-27


ARTICLE IX CERTAIN DEFINITIONS	 					 	A-27
SECTION 9.1 Certain Definitions	 	 					A-27

                                   A-ii

Table of Contents

INDEX OF DEFINED TERMS  		Page

Act	 	 			A-13
Advisor	 	 			A-27
Advisor Contracts	 	 	A-27
Affiliate	 	 		A-27
Agreement	 	 		A-1
Allocable Consideration	 	 	A-18
Articles of Merger	 	 	A-1
Blue Sky Laws	 	 		A-5
Certificate(s)	 	 		A-3
Certificate of Limited Partnership	A-2
Certificate of Merger	 	 	A-1
Class A Debenture	 	 	A-1
Closing			 	 	A-1
Closing Date		 	 	A-1
Code	 	 			A-27
Commitment	 	 		A-13
Competing Transaction
Confidentiality Agreement	 	A-18
Declaration of Trust	 	 	A-5
Deferred Arrangements	 	 	A-13
Delaware SOS	 	 		A-1
Department	 	 		A-1
Determination	 	 		A-27
Dissenting UMT Holder	 	 	A-4
Dissenting UMT Shares	 	 	A-4
DOT Amendments	 	 		A-5
DRULPA	 	 			A-1
Effective Time	 	 		A-2
Exchange Act	 	 	 	A-2
Exchange Fund	 	 		A-3
Exchange Ratio	 	 		A-2
Financial Advisors	 	 	A-7
GAAP	 	 			A-6
General Partner	 	 		A-1
Governmental Entity	 	 	A-3
HSR Act	 	 			A-6
Indebtedness	 	 		A-27
Indenture	 	 		A-27
Knowledge	 	 		A-27
Law	 	 			A-28
Laws	 	 			A-6
Lien	 	 			A-28
Limited Partner	 	 		A-1


                                   A-iii

 	 				Page

Maryland Law	 		 	A-1
Material Contracts	 	 	A-7
Merger	 	 			A-1
Merger Consideration	 	 	A-2
MGCL	 	 			A-1
MRL	 	 			A-1
Outside Date	 	 		A-23
Paying Agent	 	 		A-2
Person	 	 			A-28
Proxy Statement/ Prospectus	 	A-28
Purchaser	 	 		A-1
Purchaser Break-Up Expenses	 	A-24
Purchaser Break-Up Fee	 	 	A-24
Purchaser Material Adverse Effect	A-8
Purchaser Materiality Qualifier	 	A-20
Purchaser Subsidiary	 	 	A-28
Registration Statement	 	 	A-28
Representative	 	 		A-16
SEC	 	 			A-6
Securities Act	 	 		A-5
shareholders	 	 		A-28
Shares of Beneficial Interest	 	A-1
Subsidiary	 	 		A-28
Superior Competing Transaction	 	A-22
Surviving Company	 	 	A-1
Surviving Partnership Agreement	 	A-2
Takeover Statute
Tax or Taxes	 	 		A-28
Tax Return	 	 		A-28
Transaction Documents	 	 	A-28
Transfer and Gains Taxes	  	A-18
UMT	 	 			A-1
UMT Break-Up Expenses	 	 	A-24
UMT Bylaws	 	 		A-5
UMT Material Adverse Effect	 	A-4
UMT Materiality Qualifier	 	A-20
UMT Option	 	 		A-2
UMT Options	 	 		A-2
UMT SEC Documents	 	 	A-8
UMT Shareholder Approval	 	A-5
UMT Shareholder Meeting	 	 	A-28


                                 A-iv

      THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of September 1, 2005, by and among UMT Holdings, L.P., a Delaware limited partnership ("Purchaser"), UMT Services, Inc., a Delaware corporation and sole general partner of Purchaser ("General Partner"), and United Mortgage Trust, a Maryland real estate investment trust ("UMT"). RECITALS

      A. The General Partner has determined that it is advisable and in the best interest of Purchaser and its limited partners (each a "Limited Partner") that, upon the terms and subject to the conditions set forth in this Agreement, for UMT to be merged with and into Purchaser, with the Purchaser continuing as the surviving entity in the merger (the "Merger"), in which each issued and outstanding share of Beneficial Interest of UMT (the "Shares of Beneficial Interest") would be converted into the right to receive one Class A Senior Subordinated Debenture of Purchaser (a "Class A Debenture").

      B. Upon the terms and subject to the conditions set forth herein, Purchaser and UMT desire to execute a Certificate of Merger in substantially the form attached hereto as Exhibit A (the "Certificate of Merger"), and desire to execute Articles of Merger in substantially the form attached hereto as Exhibit B (the "Articles of Merger") and desire to file such Certificate of Merger and Articles of Merger in accordance with Delaware and Maryland law, as applicable, to effectuate the Merger.

                                AGREEMENT

      In consideration of the premises and the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

				ARTICLE I

				THE MERGER

      SECTION 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with
Section 8-501.1 of the Maryland REIT Law (the "MRL") (the MRL and the Maryland General Corporation Law (the "MGCL") shall together be referred to as the "Maryland Law") and Section 17-211 of the Delaware Revised Uniform Limited Partnership Act (the "DRULPA"), UMT shall be merged with and into Purchaser, with Purchaser being the surviving entity in the Merger (the "Surviving Company").

      SECTION 1.2     [Reserved].

      SECTION 1.3 Closing. The closing of the Merger (the "Closing") will take place commencing at 10:00 a.m., local time, on the date to be specified by the parties, which shall be no later than the third business day after satisfaction or waiver of the conditions set forth in Article V (other than those conditions that by their nature are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of those conditions) (the "Closing Date"), at the offices of Gibson, Dunn & Crutcher LLP, 2100 McKinney, Suite 1100, Dallas, Texas, unless another date or place is agreed to in writing by the parties hereto.

      SECTION 1.4 Effective Time. As soon as practicable following the satisfaction or waiver of the conditions set forth in Article V, Purchaser and UMT shall execute and file the Articles of Merger with the State Department of Assessments and Taxation of the State of Maryland (the "Department") and the Certificate of Merger with the Secretary of State of the State of Delaware (the "Delaware SOS") and shall make all other filings and recordings required under such statutes with respect to the Merger. The Merger shall become effective upon the later of (i) the filing of the Certificate of Merger with the Delaware SOS or (ii) the filing of the Articles of Merger with the Department or at such other time which the parties hereto shall have agreed upon and designated in such filing in accordance with Delaware law and Maryland law, as applicable (the "Effective Time").

	SECTION 1.5 Limited Partnership Agreement; Certificate of Limited Partnership. The Partnership Agreement shall, from and after the Effective Time of the Merger, be and become the Limited Partnership Agreement of the Surviving Company (the "Surviving Partnership Agreement"), until further amended in accordance with the terms of such Limited Partnership Agreement and applicable provisions of the DRULPA. The Certificate of Limited Partnership of Purchaser as in effect as of the Effective Time of the Merger (the "Certificate of Limited Partnership") shall continue in full force and effect until further amended in accordance with applicable provisions of the DRULPA.

      SECTION 1.6 General Partner; Officers. The General Partner shall, from and after the Effective Time of the Merger, be and become the general partner of the Surviving Company until such time as it shall be removed or replaced in accordance with the Surviving Partnership Agreement and the DRULPA. The officers of Purchaser at the Effective Time of the Merger shall, from and after the Effective Time of the Merger, be and become the officers of the Surviving Company until their successors shall have been duly appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Partnership Agreement.

      SECTION 1.7 Conversion of Shares of Beneficial Interest in the Merger. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Shares of Beneficial Interest or Limited Partner:

 	      (a) Shares of Beneficial Interest Merger Consideration. Each Share of Beneficial Interest issued and outstanding immediately prior to the Effective Time of the Merger shall be converted into the right to receive one (1) Class A Debenture issued by Purchaser (the "Exchange Ratio"). Fractional Shares of Beneficial Interest outstanding immediately prior to the Effective Time shall be converted into the right to receive a fractional Class A Debenture bearing the same fractional value as that of such fractional Share of Beneficial Interest. The foregoing Class A Debentures, which each Share of Beneficial Interest issued and outstanding immediately prior to the Effective Time shall represent a right to receive, shall, along with the right to receive any accumulated dividends, be hereinafter be referred to as the "Merger Consideration". Following the Effective Time of the Merger, upon surrender of Certificates evidencing Shares of Beneficial Interest in accordance with Section 1.8, the Surviving Company shall pay to the holders of such Certificates as of the Effective Time of the Merger any such dividends which have accrued but which remain unpaid at the Effective Time.

 	      (b) Stock Options and Restricted Stock. Each option to purchase Shares of Beneficial Interest (each, a "UMT Option" and collectively, the "UMT Options") granted by UMT to UMT Trustees, employees and service providers which is outstanding immediately prior to the Effective Time of the Merger, whether or not then vested or exercisable, shall, at the Effective Time, be automatically converted into an option to purchase the same number of Class A Debentures on the same terms and subject to the same conditions as those applicable to such UMT Option immediately prior to the Effective Time.

 	      (c) Adjustments to Merger Consideration. The Merger Consideration payable upon the cancellation of Shares of Beneficial Interest shall be adjusted to reflect fully the effect of any reclassification, combination, subdivision, split, reverse split, share dividend (including any share dividend or distribution of securities convertible into Shares of Beneficial Interest), reorganization, recapitalization or other like change with respect to Shares of Beneficial Interest (or for which a record date is established) after the date hereof and prior to the Effective Time of the Merger.

      SECTION 1.8     Surrender of Certificates.

      (a) Paying Agent. Prior to the Effective Time of the Merger, Purchaser shall designate a bank or trust company reasonably acceptable to UMT to act as agent (the "Paying Agent") for the payment of the Merger Consideration upon surrender of Certificates evidencing Shares of Beneficial Interest (each a "Certificate" and collectively, the

"Certificates"). Purchaser shall take all steps necessary to enable, and shall cause, the Surviving Company to provide to the Paying Agent immediately following the Effective Time of the Merger the Merger Consideration payable in exchange for the Shares of Beneficial Interest pursuant to Section 1.7 (such consideration being hereinafter referred to as the "Exchange
Fund").

      (b) Exchange Procedure. As soon as practicable after the Effective Time of the Merger, the Paying Agent shall mail to each holder of record of a Certificate (i) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such Person (as defined herein) shall pass, only upon proper delivery of the Certificates to the Paying Agent and shall be in customary form and have such other provisions as Purchaser may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Purchaser, together with such letter of transmittal, duly completed and validly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration in respect of the Shares of Beneficial Interest formerly evidenced by such Certificate, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Shares of Beneficial Interest that is not registered in the transfer books of UMT, payment may be paid in exchange therefor to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer, and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of Purchaser that such Tax has been paid or is not applicable. No interest shall be paid or shall accrue on the Merger Consideration (other than pursuant to the terms of any instrument constituting part of the Merger Consideration) or on any unpaid dividends payable upon surrender of any Certificate.

      (c) No Further Ownership Rights. Merger Consideration paid upon the surrender of a Certificate in accordance with the terms of this
Article I shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares of Beneficial Interest formerly evidenced by such Certificate. At the close of business on the day on which the Effective Time of the Merger occurs the transfer books of UMT shall be closed, and there shall be no further registration of transfers on the transfer books of the Surviving Company of the Shares of Beneficial Interest that were outstanding immediately prior to the Effective Time of the Merger. If, after the Effective Time of the Merger, Certificates are presented to the Surviving Company or the Paying Agent for transfer or any other reason, they shall be canceled and exchanged as provided in this Article I.

      (d) Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to the holders of Shares of Beneficial Interest for one year after the Effective Time of the Merger shall be delivered to the Surviving Company, upon demand, and any holder of Shares of Beneficial Interest who has not theretofore complied with this Article I shall thereafter look only to the Surviving Company for payment of its claim for Merger Consideration.

      (e) No Liability. Neither Purchaser nor the Surviving Company shall be liable to any Person for any part of the Merger Consideration or for unpaid dividends or for any distributions with respect thereto delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law (as defined herein). Any amounts remaining unclaimed by holders of any such shares five years after the Effective Time of the Merger or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any federal, state, local government, or agency or any court, regulatory or administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity"), shall, to the extent permitted by applicable Law, become the property of the Surviving Company free and clear of any claims or interest of any such holders or their successors, assigns or personal representatives previously entitled thereto.

      (f) Lost Certificates. If any Certificate shall have been lost, stolen, defaced or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen, defaced or destroyed and, if required by the Surviving Company, the posting by such Person of a bond in such reasonable amount as the Surviving Company may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent shall pay in respect of such lost, stolen, defaced or destroyed Certificate, the Merger Consideration.

      (g) Withholding Rights. Purchaser, the Surviving Company or the Paying Agent, as applicable, shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Shares of Beneficial Interest, such amounts as it is required to withhold with respect to such payments under the Code (as defined herein) or any other provision of state, local or foreign tax law.

      (h) Objectors' Rights to an Appraisal. Anything in this Agreement to the contrary notwithstanding, each Share of Beneficial Interest outstanding immediately prior to the Effective Time of the Merger and held by a holder who has filed with UMT a written objection to the Merger, who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal (each a "Dissenting UMT Holder") of such Share of Beneficial Interest in accordance with
Section 8-501.1(j) of the MRL and Sections 3-201 et seq. of the MGCL, to the extent such sections of the MRL and MGCL provide holders of Shares of Beneficial Interest with appraisal rights in the Merger ("Dissenting UMT Shares"), shall not be converted into or be exchangeable for the right to receive the Merger Consideration, unless and until such Dissenting UMT Holder fails to perfect or withdraws or otherwise loses his right to appraisal and payment under the MRL and the MGCL. If, after the Effective Time of the Merger, any such Dissenting UMT Holder fails to perfect or withdraws or loses his right to appraisal, such Dissenting UMT Shares shall thereupon be treated as if such Shares of Beneficial Interest had been converted as of the Effective Time of the Merger into the right to receive the Merger Consideration, if any, to which such Dissenting UMT Holder is entitled, without interest or dividends thereon (other than pursuant to the terms of any instrument constituting part of the Merger Consideration). UMT shall give Purchaser (i) prompt notice of any demands received by UMT for appraisal of Shares of Beneficial Interest, attempted written withdrawals of such demands, and any other instruments served pursuant to Maryland Law and received by UMT relating to the rights of holders of Shares of Beneficial Interest to appraisal of their Shares of Beneficial Interest, and (ii) the opportunity to direct all negotiations and proceedings with respect to any exercise of such appraisal rights under Maryland Law. UMT shall not, except with the prior written consent of Purchaser, voluntarily make any payment with respect to any demands for payment of fair value for Shares of Beneficial Interest, offer to settle or settle any such demands or approve any withdrawal of any such demands.

				ARTICLE II

			REPRESENTATIONS AND WARRANTIES

      SECTION 2.1 Representations and Warranties of UMT. UMT represents and warrants to Purchaser as follows:

 	      (a) Organization, Standing and Trust Power of UMT. UMT is a real estate investment trust formed, validly existing and in good standing under the Laws of the State of Maryland and has the requisite trust power and authority to own, lease and operate its properties and to carry on its business as now being conducted. UMT is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business it is conducting makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, would not have or would not reasonably be expected to have a UMT Material Adverse Effect. For the purposes of this Agreement, a "UMT Material Adverse Effect" is any event, change, circumstance or effect which would have or would reasonably be expected to have a material adverse effect on (i) the business, assets, liabilities, properties, condition (financial or otherwise) or results of operations of UMT taken as a whole, or (ii) the ability of UMT to perform any of its obligations hereunder or consummate the transactions contemplated hereby, provided that a UMT Material Adverse Effect shall not include any change with respect to UMT resulting from orattributable to (X) general national, international or regional economic or financial conditions, (Y) the announcement, pendency or consummation of the transactions contemplated by this Agreement or the other Transaction Documents, or (Z) conditions generally affecting the industries in which UMT operates. UMT has heretofore made available to Purchaser true, complete and correct copies of UMT's Declaration of Trust, as amended (the "Declaration of Trust"), and Bylaws, as amended (the "UMT Bylaws").

 	      (b) Capital Structure.


 	      (i) As of the date of this Agreement, the authorized shares of beneficial interest of UMT consists of 100,000,000 Shares of Beneficial Interest, 7,034,770 of which were issued and outstanding as of June 30, 2005, 2005.

 	      (ii) Set forth in Schedule 2.1(b)(ii) of the UMT Disclosure Letter is a true and complete list of the following:


 	      (A) each UMT Option granted under any formal or informal arrangement (written or otherwise); and

 	      (B) all other warrants or other rights to acquire Shares of Beneficial Interest, all share appreciation rights, phantom shares, dividend equivalents, performance units and performance shares which are outstanding on the date of this Agreement.


 	      (iii) All outstanding Shares of Beneficial Interest of UMT are duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights. There are no bonds, debentures, notes or other indebtedness of UMT having rights to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of UMT may vote.

 	      (iv) Except as set forth in this Section 2.1(b) or in
Schedule 2.1(b)(ii) of the UMT Disclosure Letter, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which UMT is a party or by which it is bound, obligating UMT to issue, deliver or sell, or cause to be issued, delivered or sold, additional Shares of Beneficial Interest, voting securities or other ownership interests of UMT to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.

 	      (v) All dividends on Shares of Beneficial Interest which have been declared prior to the date of this Agreement have been paid in full.

 	      (vi) Set forth on Schedule 2.1(b)(vi) of the UMT Disclosure Letter is a list of each registration rights agreement or other agreement between UMT and any other Person which sets forth the rights of any such Person to cause the registration of any securities of UMT pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to the securities laws of any State in the United States of America (the "Blue Sky Laws").


 	      (c) Authority; Non-Contravention; Consents.

 	      (i) UMT has the requisite trust power and authority to enter into this Agreement and, subject to the requisite UMT shareholder approval of the Merger Agreement, the Merger, the amendments to UMT's Declaration of Trust as described in Exhibit C (the "DOT Amendments") and any other matters reasonably and timely requested by any other party to effectuate the transactions contemplated by this Agreement and the other Transaction Documents (collectively, the "UMT Shareholder Approval"), to consummate the transactions contemplated by this Agreement to which UMT is a party. The execution and delivery of this Agreement by UMT and the consummation by UMT of the transactions contemplated by this Agreement to which UMT is a party have been duly authorized by all necessary action on the part of UMT, except for and subject to the UMT Shareholder Approval. This Agreement has been duly executed and delivered by UMT and constitutes a valid and binding obligation of UMT, enforceable against UMT in accordance with and subject to its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

 	      (ii) The execution and delivery of this Agreement by UMT does not, and the consummation of the transactions contemplated by this Agreement to which UMT is a party and compliance by UMT with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or cause the material loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of UMT under, (A) the Declaration of Trust or UMT Bylaws, each as amended or supplemented, (B) any loan or credit agreement, note, bond, mortgage, indenture, merger or other acquisition agreement, reciprocal easement agreement, lease or other agreement, instrument, permit, concession, franchise, license or other Material Contract (as defined in Section 2.1(f) below) applicable to UMT or its properties or assets or (C) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation
(collectively, "Laws") applicable to UMT, or its properties or assets, other than, in the case of clause (B) or (C), any such conflicts, violations, defaults, rights, loss or Liens that individually or in the aggregate would not be reasonably expected to (x) have a UMT Material Adverse Effect or (y) prevent the consummation of the transactions contemplated by this Agreement.

No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to UMT in connection with the execution and delivery of this Agreement by UMT or the consummation by UMT of the transactions contemplated by this Agreement, except for (1) the filing by UMT with the Securities and Exchange Commission (the "SEC") of the Registration Statement (as defined herein), (2) the filing of the Articles of Merger with, and the acceptance for record of the Articles of Merger by, the Department, (3) the filing of the Certificate of Merger with, and the acceptance for the record of the Certificate of Merger by, the Delaware SOS, and (4) such other consents, approvals, orders, authorizations, registrations, declarations and filings:


 	      (X) as are set forth in Schedule 2.1(c)(ii) of the UMT
Disclosure Letter;

 	      (Y) as may be required under (i) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"),
(ii) laws requiring transfer, recordation or gains tax filings,
(iii) federal, state or local environmental laws, or (iv) the Blue Sky laws, to the extent applicable; or

 	      (Z) which, if not obtained or made, would not prevent or delay in any material respect the consummation of any of the transactions contemplated by this Agreement or otherwise prevent UMT from performing its obligations under this Agreement in any material respect or reasonably be expected to have, individually or in the aggregate, a UMT Material Adverse Effect.


 	      (d) Financial Statements. The consolidated financial statements of UMT included in the documents filed by UMT with the SEC since
December 31, 2000 through the date hereof (the "UMT SEC Documents") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by the applicable rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented in all material respects, in accordance with the applicable requirements of GAAP and the applicable rules and regulations of the SEC, the consolidated financial position of UMT and any UMT Subsidiaries taken as a whole, as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year end audit adjustments). Since December 31, 2004, there has not been a material adverse effect
A-6
 	on the business, assets, liabilities, properties, condition (financial or otherwise) or results of operations of UMT and any UMT Subsidiaries taken as a whole.

 	      (e) No Undisclosed Material Liabilities. Except as disclosed in the UMT SEC Documents, or as set forth in Schedule 2.1(e) of the UMT Disclosure Letter, there are no liabilities or obligations of UMT, whether (x) accrued, contingent, absolute or determined or
(y) otherwise required by GAAP to be set forth on a balance sheet of UMT, other than: (i) liabilities adequately provided for on the balance sheet of UMT dated as of June 30, 2005 (including the notes thereto), or (ii) liabilities incurred in the ordinary course of business subsequent to June 30, 2005 that would not have or would not reasonably be expected to have a UMT Material Adverse Effect.

 	      (f) No Default. Except as set forth in Schedule 2.1(f) of the UMT Disclosure Letter, UMT is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of, and no notice of any default or acceleration of Indebtedness has been received from any lender in connection with, any term, condition or provision of (i) the Declaration of Trust or the UMT Bylaws, (ii) any Material Contract (as defined herein), or (iii) any order, writ, injunction, decree, statute, rule or regulation applicable to UMT, except for, in the case of
(ii) and (iii), defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a UMT Material
Adverse Effect. Schedule 2.1(f) of the UMT Disclosure Letter includes an explanation of the nature of any such default disclosed therein, penalties associated therewith and actions taken by UMT, if any, to cure or renegotiate said contracts.

 	      For purposes of this Agreement, with respect to UMT, "Material Contracts" shall mean (A) any loan or credit agreement, indenture, note, bond, debenture or any other document or agreement evidencing a capitalized lease obligation or other Indebtedness to any Person, including any such Indebtedness that may be incurred pursuant to an agreement already executed, other than Indebtedness in a principal amount less than $100,000 in the aggregate, (B) each material commitment, contractual obligation, borrowing, capital expenditure, agreement to acquire real property, or transaction entered into by UMT which may result in total payments by UMT in excess of $100,000, and
(C) all other contracts and agreements that are material to UMT, or the conduct of the business of UMT, or the absence of which would, in the aggregate, have a UMT Material Adverse Effect.

 	      (g) Litigation. There is no suit, action or proceeding pending, or, to the Knowledge of UMT, threatened against or affecting UMT or any UMT Subsidiary that would be likely to prevent the consummation of the transactions contemplated by this Agreement.

 	      (h) Taxes. This Agreement shall constitute UMT's plan of liquidation within the meaning of Section 562(b)(1) of the Code and UMT's Board of Trustees will adopt this Agreement as such a plan of liquidation prior to the date on which the Effective Time occurs.

 	      (i) Opinion of Financial Advisor. The Board of Trustees of UMT has received the opinion of Southwest Securities, Inc. (the "Financial Advisors"), dated as of the date of this Agreement, to the effect that, as of such date, the Merger Consideration is fair from a financial point of view to the holders of Shares of Beneficial Interest (and such opinion of the Financial Advisors has not been withdrawn), a copy of which opinion will promptly be made available to Purchaser after receipt by the Board of Trustee of UMT.

 	      (j) Vote Required. The affirmative vote of the holders of eighty percent (80%) of the outstanding Shares of Beneficial Interest other than those shares held by affiliates of Purchaser, the affirmative vote of a majority of the trustees of UMT and the and the unanimous vote of the independent trustees of UMT, are the only vote and approval required to approve the Merger, the DOT Amendments and the other transactions contemplated by the Transaction Documents.

 	      (k) Beneficial Ownership of Shares of Beneficial Interest. UMT does not "beneficially own" (as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) any of the outstanding Shares of Beneficial Interest.
A-7

 	      (l) No Competing Transactions. None of UMT, any UMT Subsidiary or Affiliate or any of their respective Representatives is engaged in any activities, discussions or negotiations with any parties with respect to any possible Competing Transaction.

 	      (m) Proxy Statement/ Prospectus; Registration Statement. None of the information regarding UMT or its Subsidiaries provided by UMT for inclusion in, or incorporation by reference into, the Proxy
Statement/ Prospectus or the Registration Statement will, in the case of the definitive Proxy Statement/ Prospectus or any amendment or supplement thereto, at the time of the mailing of the definitive Proxy Statement/ Prospectus and any amendment or supplement thereto and at the time of the UMT Shareholders Meeting, or, in the case of the Registration Statement, at the time it becomes effective, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

 	      (n) Dissenter's Rights. After giving effect to the DOT Amendments, except as provided under Section 8-501.1(j) of the MRL with respect to the Merger, no dissenters' or appraisal rights shall be available to holders of any securities of UMT or any Affiliates of UMT with respect to the Merger or the other transactions contemplated by the Transaction Documents.

 	      (o) State Takeover Statutes; Partners Solicitation Materials. UMT has approved, or caused to be approved, this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby and has taken all actions and done all things necessary to exempt this Agreement, the Transaction Documents, the Merger and the transactions contemplated by this Agreement and the Transaction
Documents from operation of any "fair price," "business combination," "moratorium," "control share acquisition," or any other takeover or anti-takeover statute or similar statute enacted under federal or state Laws of the United States or similar statute or regulation or any "rights plan" or "excess share" provisions (a "Takeover Statute"), including all such action such that each such Takeover Statute does not apply to this Agreement, the Transaction Documents, the Merger, or any of the transactions contemplated hereby or thereby.
      SECTION 2.2 Representations and Warranties of Purchaser. Each of General Partner and Purchaser represents and warrants to UMT as follows:

 	      (a) Organization and Standing. Purchaser is a limited partnership, and General Partner is a corporation, and each is duly formed, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Purchaser has made available to UMT complete and correct copies of its certificate of limited partnership and partnership agreement, and General Partner has made available to UMT complete and correct copies of its Certificate of Incorporation and Bylaws (including all amendments thereto through the date hereof). Each of General Partner and Purchaser is duly qualified or licensed to do business and in good standing in each jurisdiction in which the nature of their businesses or the ownership, operation or leasing of their properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed individually or in the aggregate, would not have a Purchaser Material Adverse Effect. For purposes of this Agreement, a "Purchaser Material Adverse Effect" is any event, change, circumstance or effect which would have or would reasonably be expected to have a material adverse effect on (i) the business, assets, liabilities, properties, condition (financial or otherwise) or results of operations of the Purchaser taken as a whole, or (ii) the ability of the Purchaser to perform any of its obligations hereunder or consummate the transactions contemplated hereby; provided that a Purchaser Material Adverse Effect shall not include any change with respect to the Purchaser resulting from or attributable to (X) general national, international or regional economic or financial conditions, (Y) the announcement, pendency or consummation of the transactions contemplated by this Agreement or the other Transaction Documents, or (Z) conditions generally affecting the industries in which the Purchaser operates. The Purchaser has heretofore made available to UMT true, complete and correct copies of the Purchaser's Agreement of Limited Partnership.
A-8

 	      (b) Capital Structure.


 	      (i) As of the date of this Agreement:


 	      (A) the authorized capital stock of the General Partner consists of 1,000 shares of Common Stock, par value $.01 per share, 300 of which are issued and outstanding. Hollis M. Greenlaw, Todd F. Etter and Craig Pettit each hold 100 shares of Common Stock of the General Partner;

 	      (B) the issued and outstanding limited partnership interests of Purchaser consist of 31,532 Class C Units and 9,819.2 Class D Units. In addition, the Purchaser has granted Class EIA Units to the persons described in Schedule 2.2(b)(i) of the Purchaser Disclosure Letter; and

 	      (C) General Partner is the sole general partner of Purchaser.


 	      (ii) Set forth in Schedule 2.2(b)(ii) of the Purchaser Disclosure Letter is a true and complete list of the following:


 	      (A) each holder of Class C Units and Class D Units of
Purchaser;

 	      (B) all other warrants or other rights to acquire
Purchaser's Class C Units and Class D Units or other ownership interest in Purchaser, and all share appreciation rights, phantom shares, dividend equivalents, performance units and performance shares which are outstanding on the date of this Agreement.


 	      (iii) All Class C Units, Class D Units and Class EIA Units of Purchaser are duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights. There are no bonds, debentures, notes or other indebtedness of Purchaser having rights to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Purchaser may vote.

 	      (iv) Except as set forth in this Section 2.2(b) or in
Schedule 2.2(b) of the Purchaser Disclosure Letter, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Purchaser or any Purchaser Subsidiary is a party or by which such entity is bound, obligating Purchaser or any Purchaser Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional Class C Units or Class D Units, voting securities or other ownership interests of Purchaser or any Purchaser Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.

 	      (v) Set forth on Schedule 2.2(b)(vi) of the Purchaser Disclosure Letter is a list of each registration rights agreement or other agreement between Purchaser and any other Person which sets forth the rights of any such Person to cause the registration of any securities of Purchaser pursuant to the Securities Act or any Blue Sky Laws.


 	      (c) Authority; No Violations; Consents and Approvals.


 	      (i) Each of General Partner and Purchaser has all requisite power and authority to enter into the Transaction Documents to which they are parties and to consummate the transactions contemplated hereby or thereby. The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated hereby or thereby have been duly authorized by all necessary corporate action on the part of General Partner and all necessary partnership action on the part of the Purchaser. General Partner has received unanimous approval from its Board of Directors to approve the Agreement, the Merger, the
Transaction Documents and the transactions contemplated hereby and thereby and no consent or approval of its shareholders is required for any of such transactions.
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 	      (ii) The Transaction Documents to which General Partner and
Purchaser are or will be parties have been or will be duly executed and delivered by each of General Partner and Purchaser, as the case may be, and assuming the Transaction Documents to which General Partner, Purchaser or any of the Purchaser Subsidiaries is a party constitute the valid and binding obligation of General Partner, Purchaser or Purchaser Subsidiary, as the case may be, constitute or will constitute a valid and binding obligation of each of General Partner, Purchaser and Purchaser Subsidiary, as the case may be, enforceable in accordance with its terms, subject as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

 	      (iii) The execution and delivery of the Transaction Documents to which it is a party do not, and the consummation of the transactions contemplated hereby or thereby, and compliance with the provisions hereof or thereof, will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation, or give rise to a right of purchase under, result in the creation of any Lien upon any of the properties or assets of General Partner or Purchaser or any of the Purchaser Subsidiaries under, require the consent or approval of any third-party lender or otherwise result in a material detriment to General Partner or Purchaser or any of the Purchaser Subsidiaries under, any provision of (A) the Certificate of Incorporation and Bylaws of General Partner, or the Certificate of Formation and Limited
Partnership Agreement of Purchaser or any provision of the comparable charter or organizational documents of any of the Purchaser
Subsidiaries, (B) any Material Contract applicable to General Partner or Purchaser or any of the Purchaser Subsidiaries, the respective properties or assets of General Partner or Purchaser, or any guarantee by General Partner or Purchaser or any of the Purchaser Subsidiaries,
(C) any joint venture or other ownership arrangement to which General Partner, Purchaser or any of the Purchaser Subsidiaries is a party or are parties, or (D) assuming the consents, approvals, authorizations or permits and filings or notifications referred to in Section 2.2(c)(iv) are duly and timely obtained or made, any judgment, order, decree or Law applicable to General Partner or Purchaser or any of the Purchaser Subsidiaries or any of their respective properties or assets, other than, in the case of clauses (B), (C) and (D), any such conflicts, violations, defaults, rights, Liens or detriments that, individually or in the aggregate, would not reasonably be expected to materially impair the ability of General Partner or Purchaser to perform its obligations hereunder or thereunder or prevent the consummation of any of the transactions contemplated hereby or thereby or result in a Purchaser Material Adverse Effect.

 	      For purposes of this Agreement, with respect to General Partner, Purchaser and each Purchaser Subsidiary, "Material Contracts" shall mean (i) any loan or credit agreement, indenture, note, bond, debenture or any other document or agreement evidencing a capitalized lease obligation or other Indebtedness to any Person, including any such Indebtedness that may be incurred pursuant to an agreement already executed, other than Indebtedness in a principal amount less than $100,000 in the aggregate, (ii) each material commitment, contractual obligation, borrowing, capital expenditure, agreement to acquire real property, or transaction entered into by General Partner, Purchaser or a Purchaser Subsidiary which may result in total payments by Purchaser or any Purchaser Subsidiary in excess of $100,000, or (iii) all other contracts and agreements that are material to General Partner, Purchaser and the Purchaser Subsidiaries, taken as a whole, or the conduct of the business of General Partner, Purchaser and the Purchaser Subsidiaries, taken as a whole, or the absence of which would, in the aggregate, have a Purchaser Material Adverse Effect.

 	      (iv) No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any Governmental Entity is required by or with respect to General Partner or Purchaser or any of the Purchaser Subsidiaries in connection with the execution and delivery by General Partner or Purchaser of the Transaction Documents to which Purchaser is a party or
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 	the consummation by Purchaser of the transactions contemplated hereby or thereby, except for: (1) the filing with the SEC of such reports under Section 13(a) of the Exchange Act and such other compliance with the Securities Act and the Exchange Act and the rules and regulations thereunder as may be required in connection with this Agreement and the transactions contemplated hereby; (2) the filing of the Certificate of Merger with, and acceptance for record of, the Certificate of Merger by, the Delaware SOS; (3) the filing of the Articles of Merger with, and the acceptance for record of, the Articles of Merger by the Department, and (4) any such consent, approval, order, authorization, registration, declaration, filing or permit that the failure to obtain or make would not reasonably be expected to materially impair the ability of General Partner or Purchaser to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby or thereby or result in a Purchaser Material Adverse Effect.


 	      (d) Litigation. There is no suit, action or proceeding pending, or, to the Knowledge of General Partner or Purchaser, threatened against or affecting Purchaser or any other Purchaser Subsidiary that would be likely to prevent the consummation of the transactions contemplated by this Agreement.

 	      (e) Financial Condition of Purchaser; Operating Agreements. General Partner has provided to UMT true, complete and correct copies of the audited consolidated financial statements of Purchaser and the Purchaser Subsidiaries for the fiscal years ended December 31, 2003 and December 31, 2004. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented, in accordance with applicable requirements of GAAP (subject, in the case of the unaudited financial statements, to normal recurring adjustments, none of which are material, individually or in the aggregate), the consolidated financial position of Purchaser and the Purchaser Subsidiaries as of their respective dates and the consolidated statements of income and the consolidated statements of cash flows of Purchaser and the Purchaser Subsidiaries for the periods presented therein. Since December 31, 2004, there has not been a material adverse effect on the business, assets, liabilities, properties, condition (financial or otherwise) or results of operations of General Partner, Purchaser and the Purchaser Subsidiaries taken as a whole.

 	      (f) No Undisclosed Material Liabilities. Except as disclosed in the financial statements referred to in Section 2.2(e), as set forth in
Schedule 2.2(f) of the Purchaser Disclosure Letter or as otherwise would not reasonably be expected to have a Purchaser Material Adverse
Effect, there are no liabilities of Purchaser or any of the Purchaser Subsidiaries, whether (x) accrued, contingent, absolute or determined, or (y) otherwise required by GAAP to be set forth in the balance sheet of the Purchaser, other than:


 	      (i) liabilities adequately provided for on the balance sheet of Purchaser dated as of December 31, 2004 (including the notes thereto); or

 	      (ii) liabilities incurred in the ordinary course of business subsequent to December 31, 2004.


 	      (g) No Default. Except as set forth in Schedule 2.2(g) of the
Purchaser Disclosure Letter, neither Purchaser nor any of the Purchaser Subsidiaries is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the Certificate of Limited Partnership or Limited Partnership Agreement or
any of the organizational documents of any of the Purchaser
Subsidiaries, (ii) any loan or credit agreement, note, or any bond, mortgage or indenture, to which Purchaser or any of the Purchaser Subsidiaries is now a party or by which Purchaser or any of the
Purchaser Subsidiaries or any of their respective properties or assets is bound, or (iii) any order, writ, injunction, decree, statute, rule or regulation applicable to Purchaser or any of the Purchaser
Subsidiaries, except in the case of (ii) and (iii) for defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Purchaser Material Adverse Effect.
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 	      (h) Class B Indenture. Purchaser has provided UMT with a
complete and correct copy of the indenture under which its Class B
Junior Subordinated Secured Debentures have been issued. As of the date of this Agreement, there are Class B Junior Subordinated Secured
Debentures outstanding with an aggregate principal value of no more than $3,000,000.

 	      (i) Proxy Statement/ Prospectus; Registration Statement. None of the information regarding Purchaser or any of the Purchaser
Subsidiaries provided by Purchaser for inclusion in, or incorporation by reference into, the Proxy Statement/ Prospectus or the Registration Statement will, in the case of the definitive Proxy Statement/
Prospectus or any amendment or supplement thereto, at the time of the mailing of the definitive Proxy Statement/ Prospectus and any amendment or supplement thereto and at the time of the UMT Shareholders Meeting, or, in the case of the Registration Statement, at the time it becomes effective, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
ARTICLE III
COVENANTS RELATING TO
CONDUCT OF BUSINESS PENDING THE MERGER
      The parties agree that, at all times before the earlier of
(i) the Closing or (ii) the termination of this Agreement, they will comply with all covenants and provisions of this Article III, except to the extent (a) the other party may otherwise consent in writing,
(b) otherwise required by applicable Law or (c) otherwise required or permitted hereby.
      SECTION 3.1     Conduct of Business by UMT.
      (a) UMT shall use all commercially reasonable efforts to carry on its businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and consistent with past practice and use commercially reasonable efforts to preserve intact (i) its current business organization, goodwill, assets, ongoing businesses, and (ii) UMT's status as a REIT within the meaning of the Code. UMT will promptly deliver to Purchaser true and correct copies of any report, statement, schedule or other document filed with the SEC by UMT subsequent to the date of this Agreement.
      (b) Without limiting the generality of the foregoing, except as set forth in Schedule 3.1(b) of the UMT Disclosure Letter, as otherwise contemplated by this Agreement or to the extent consented to in writing in advance by Purchaser, UMT shall not engage in, authorize or agree to:

 	      (i) take any action that would prevent or materially delay the consummation of the transactions contemplated by this Agreement or the other Transaction Documents;

 	      (ii) (A) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of UMT's Shares of Beneficial Interest or any other equity interests in UMT, except
(1) the authorization and payment of monthly dividends with respect to the UMT Shares of Beneficial Interest on any monthly anniversaries of prior dividend record and payment dates in accordance with past practice, and at the same rate per share as the most recent monthly dividend, and (2) any distribution (or an increase in a distribution) by UMT that is the minimum amount necessary for UMT to maintain REIT status, or avoid the incurrence of any Taxes under Section 857 of the Code, avoid the imposition of any excise Taxes under Section 4981 of the Code;


 	      (B) split, combine or reclassify any Shares of Beneficial Interest or other equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of such Shares of Beneficial Interest or other equity interests, or take any similar action, or

 	      (C) purchase, redeem or otherwise acquire any Shares of Beneficial Interest or the partnership interests, stock or other equity interests in any UMT Subsidiary or any options,
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 	warrants or rights to acquire, or security convertible into, Shares of Beneficial Interest or the partnership interests, stock or other equity interests in any UMT Subsidiary;


 	      (iii) issue, deliver, sell or grant any option or other material right in respect of any Shares of Beneficial Interest, any other voting or redeemable securities of UMT or any UMT Subsidiary or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible or redeemable securities, except in accordance with past practice;

 	      (iv) amend the Declaration of Trust or the UMT Bylaws or any other comparable charter or organizational documents of any UMT
Subsidiary, except as otherwise contemplated by this Agreement;

 	      (v) merge, consolidate or consummate any other business combination transaction, with any Person;

 	      (vi) acquire, enter into any option to acquire, or exercise an option or other right or election or enter into any other commitment or contractual obligation (each, a "Commitment") for the acquisition of any real property (other than in the ordinary course of business, consistent with past practices) or other transaction involving nonrefundable deposits; or incur additional Indebtedness or guarantee the Indebtedness of another Person;

 	      (vii) sell, mortgage, lease, subject to Lien or otherwise encumber or dispose of any material assets, or assign or encumber the right to receive income, dividends, distributions and the like or agree to do any of the foregoing;

 	      (viii) issue or sell any debt securities or warrants or other rights to acquire debt securities of UMT or any UMT Subsidiary, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing;

 	      (ix) make or rescind any material election relating to Taxes (unless UMT reasonably determines that such action is required by Law or necessary to preserve UMT's status as a REIT or the partnership status of any UMT Subsidiary which files Tax Returns as a partnership for federal tax purposes); provided, however, that nothing in this Agreement shall preclude UMT from designating dividends paid by it as "capital gain dividends" within the meaning of Section 857 of the Code;

 	      (x) (A) change in any material respect (except as may be required by Law) any of its methods, principles or practices of accounting in effect or (B) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, except in the case of settlements or compromises relating to Taxes on real property or sales Taxes in an amount not to exceed, individually or in the aggregate, $25,000, or change any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of its federal income Tax Return for the taxable year ended December 31, 2002, except as may be required by the SEC, changes in applicable Law or GAAP;

 	      (xi) adopt any new employee benefit plan, incentive plan, severance plan, bonus plan, stock option or similar plan, grant new stock appreciation rights, or enter into or amend any employment agreement or similar agreement or arrangement or grant or become obligated to grant any increase in the compensation of officers or employees, except such changes as are required by Law or as deemed necessary by UMT to bring any plan, policy, arrangement or award (the "Deferred Arrangements") in compliance with the requirements of
Section 409A of the Code as amended by the American Jobs Creation Act of 2004 (the "Act") or to preserve grandfathered status of amounts accrued under the Deferred Arrangements under Section 885(d) of the Act;

 	      (xii) except as otherwise permitted or contemplated by this
Agreement, authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of UMT or any UMT Subsidiary;
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 	      (xiii) fail to use commercially reasonable efforts to comply or remain in compliance with all terms and provisions of any agreement relating to any outstanding Indebtedness of UMT or any UMT Subsidiary;

 	      (xiv) enter into any agreement that contains a change of control or similar provision that would be violated by the consummation of the transactions contemplated hereunder;

 	      (xv) enter into any agreements or contracts, or agree to amend such agreements or contracts, with a value of $100,000 in the aggregate, other than in the ordinary course of business consistent with past practices; or

 	      (xvi) take, permit or cause any action or omission inconsistent with any of the foregoing covenants in this Section 3.1.
      SECTION 3.2     Conduct of Business by General Partner and
Purchaser.
      (a) General Partner and Purchaser shall, and shall cause each of the Purchaser Subsidiaries to, use all commercially reasonable efforts to, carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent therewith, use commercially reasonable efforts to preserve intact in all material respects its current business organization, goodwill and ongoing businesses. General Partner will promptly notify UMT of any litigation having, to the knowledge of General Partner, potential liability to General Partner, Purchaser or any of the Purchaser Subsidiaries in excess of $50,000 or any complaint, investigation or hearing, of which General Partner has Knowledge, by a Governmental Entity involving General Partner,
Purchaser or any of the Purchaser Subsidiaries.
      (b) Without limiting the generality of the foregoing, except as set forth in Schedule 3.2(b) of the Purchaser Disclosure Letter, as otherwise contemplated by this Agreement or to the extent consented to by UMT, which consent shall not be unreasonably withheld or delayed, neither General Partner nor Purchaser shall engage in or authorize or agree to:

 	      (i) take any action that would prevent or materially delay the consummation of the transactions contemplated by this Agreement or the other Transaction Documents;

 	      (ii) merge, consolidate or enter into any other business combination transaction with any Person, other than any such transactions that have an aggregate transactional value of $100,000 or less;

 	      (iii) except as otherwise permitted or contemplated by this Agreement, authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of General Partner, Purchaser or any of the Purchaser Subsidiaries; or

 	      (iv) agree in writing or otherwise to take any action inconsistent with any of the foregoing.
      SECTION 3.3 Preparation of the Proxy Statement/ Prospectus; Shareholders' Meeting.
      (a) Proxy Statement/ Prospectus and Registration Statement.

 	      (i) Promptly following the execution of this Agreement, UMT and Purchaser shall prepare the Proxy Statement/ Prospectus, and Purchaser shall prepare and file with the SEC the Registration Statement, in which the Proxy Statement/ Prospectus will be included. UMT shall furnish to Purchaser all information concerning it as is required by the SEC in connection with the preparation of the Registration
Statement. Purchaser shall use its commercially reasonable efforts to have the Registration Statement declared effective under the Securities
Act as promptly as practicable after such filing and to keep the
Registration Statement effective as long as is necessary to consummate the Merger, and UMT shall use its commercially reasonable efforts to assist Purchaser in this regard. The parties shall promptly provide copies, consult with each other and prepare written responses with respect to any written comments received from the SEC with respect to the Proxy Statement/ Prospectus and the Registration Statement and
advise one another of any oral comments with respect to the Proxy
Statement/ Prospectus and the Registration Statement received from the
SEC. The
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 	parties will cooperate in preparing and filing with the SEC any necessary amendment or supplement to the Proxy Statement/ Prospectus or the Registration Statement. No amendment or supplement to the Proxy Statement/ Prospectus or Registration Statement shall be filed without the approval of both parties, which approvals shall not be unreasonably withheld or delayed. The Proxy Statement/ Prospectus and the Registration Statement shall comply as to form in all material respects with the rules and regulations promulgated by the SEC under the Securities Act and the Exchange Act, respectively.

 	      (ii) If at any time prior to the Effective Time, any event or circumstance relating to UMT, or its officers or trustees, should be discovered by UMT which should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement, UMT shall promptly inform Purchaser. If at any time prior to the Effective
Time any event or circumstance relating to Purchaser, General Partner or any of their respective partners, officers or directors should be discovered by Purchaser which should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement, Purchaser shall promptly inform UMT.

 	      (iii) Prior to the Closing Date, Purchaser shall use its commercially reasonable efforts to cause the Class A Debentures to be issued pursuant to the Merger to be registered or qualified under all applicable Blue Sky Laws of each of the states and territories of the United States, and to take any other actions which may be necessary to enable the Class A Debentures to be issued pursuant to the Merger to be distributed in each such jurisdiction.

 	      (iv) UMT shall furnish all information to Purchaser with respect to UMT and any UMT Subsidiaries as Purchaser requests based on Purchaser's reasonable belief that such information is legally required to be included in the Proxy Statement/ Prospectus or Registration Statement and shall otherwise cooperate with Purchaser in the preparation and filing of the Proxy Statement/ Prospectus and Registration Statement. Purchaser and General Partner shall furnish all information to UMT with respect to Purchaser, General Partner and any Purchaser Subsidiaries as UMT requests based on UMT's reasonable belief that such information is legally required to be included in the Proxy Statement/ Prospectus or Registration Statement and shall otherwise cooperate with UMT in the preparation and filing of the Proxy Statement/ Prospectus and Registration Statement.
      (b) Meeting of UMT Shareholders. UMT will take all steps necessary in accordance with the Declaration of Trust and the UMT Bylaws to duly call, give notice of, convene and hold the UMT Shareholder Meeting as soon as practicable (and, if it is practicable to obtain a quorum using commercially reasonable efforts within such time, no later than within 45 days) after the effectiveness of the Registration Statement, for the purpose of obtaining the UMT Shareholder Approval and for such other purposes as may be necessary. Subject to Section 6.1, UMT will, through the unanimous action of its independent Trustees and action of the UMT Board of Trustees,
(i) approve both the Merger and the DOT Amendments and declare that both are advisable and direct that the Merger and DOT Amendments be submitted to the consideration of the shareholders of UMT for approval at the UMT Shareholder Meeting and (ii) recommend that the shareholders of UMT approve the Merger and the Proxy Statement will include such recommendation; provided, however, that should a quorum not be obtained at the UMT Shareholder Meeting, or if fewer Shares of Beneficial Interest than the number required therefor are voted in favor of approval and adoption of the transactions contemplated hereby, the UMT Shareholder Meeting shall be postponed or adjourned from time to time in order to permit additional time for soliciting and obtaining additional proxies or votes.
      SECTION 3.4     Access to Information.
      (a) General Partner and Purchaser Access. UMT shall afford to General Partner and its officers, employees, accountants, counsel, financial advisors and other representatives, reasonable access upon reasonable prior notice and during normal business hours during the period prior to the Effective Time to all its properties (including for the purpose of conducting Phase I environmental assessments and such other environmental testing as shall be deemed desirable by Purchaser), books, contracts, commitments, personnel and records and, during such period, UMT shall furnish promptly to General Partner (a) a copy
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of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities Laws and (b) all other information concerning its business, properties and personnel as General Partner may reasonably request. No investigation under this Section 3.4(a) or otherwise shall affect any of UMT's representations or warranties contained in this Agreement or any condition to the obligations of the parties under this Agreement.
      (b) UMT Access. General Partner and Purchaser shall afford to UMT and its officers, employees, accountants, counsel, financial advisors and other representatives, reasonable access upon reasonable prior notice and during normal business hours during the period prior to the Effective Time to all its properties (including for the purpose of conducting Phase I environmental assessments and such other environmental testing as shall be deemed desirable by Purchaser), books, contracts, commitments, personnel and records and, during such period, General Partner and Purchaser shall furnish promptly to UMT all information concerning its business, properties and personnel as UMT may reasonably request. No investigation under this Section 3.4(b) or otherwise shall affect any of General Partner or Purchaser's representations or warranties contained in this Agreement or any condition to the obligations of the parties under this Agreement.
      SECTION 3.5 Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of General Partner, Purchaser and UMT agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other in doing, all things necessary, proper or advisable to fulfill all conditions applicable to such party pursuant to this Agreement and to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Transaction Documents, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary or desirable to obtain an approval, waiver or exemption from any Governmental Entity, (ii) the obtaining of all necessary consents, approvals, waivers or exemption from non-governmental third parties; and (iii) the execution and delivery of any additional instruments necessary or desirable to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In addition, each of Purchaser, General Partner and UMT agrees to use its commercially reasonable efforts to defend any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger, this Agreement or the transactions contemplated by the Transaction Documents, including seeking to have any stay, temporary restraining order, injunction, or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated by the Transaction Documents entered by any court or other Governmental Entity vacated or reversed. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers, trustees and directors of UMT, General Partner and Purchaser shall take all such necessary or desirable action. From the date of this Agreement through the Effective Time, UMT shall timely file, or cause to be filed, with the SEC all documents required to be filed with the SEC by UMT.
      SECTION 3.6     No Solicitation of Transactions.
      (a) No Solicitation. Subject to Section 6.1, during the term of this Agreement, UMT shall not, and shall not authorize or permit, directly or indirectly, any officer, trustee, employee, agent, investment banker, financial advisor, consultant, attorney, accountant, broker, finder or other representative (each, a "Representative") of UMT or any of its Affiliates (other than Purchaser and Purchaser's controlled Affiliates) to, directly or indirectly through any person,
(i) initiate, solicit, encourage or facilitate (including by way of furnishing or disclosing nonpublic information or furnishing assistance) any inquiries or the making of any proposal or other action that constitutes, or may reasonably be expected to lead to, any Competing Transaction (as defined herein), (ii) explore, enter into, maintain, or continue discussions or otherwise negotiate with any Person (other than Purchaser or Purchaser's Affiliates or their respective Affiliates' Representatives) in furtherance of such inquiries, proposal or action, with respect to a Competing Transaction, or (iii) enter into any agreement, arrangement or understanding requiring UMT
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or any of its Affiliates to abandon, terminate or fail to consummate the Merger or the other transactions contemplated by this Agreement and the other Transaction Documents.
      (b) UMT Trustees Actions. Subject to Section 6.1, the UMT Board of Trustees shall not (i) withdraw or modify, or propose to withdraw or modify, its recommendations in favor of the Merger or any of the other transactions contemplated by the Transaction Documents so as to oppose the Merger or any of the other transactions contemplated by the Transaction Documents, or (ii) approve or recommend, or propose publicly to approve or recommend, any Competing Transaction.
      (c) Definition of Competing Transaction. For purposes of this Agreement, a "Competing Transaction" shall mean any inquiry, proposal or offer from any Person relating to any of the following (other than the transactions expressly provided for in this Agreement) involving
UMT:

 	      (i) any tender or exchange offer involving 50% of more of the Shares of Beneficial Interest of UMT;

 	      (ii) any merger, consolidation or other business combination involving UMT or any of its Subsidiaries;

 	      (iii) any direct or indirect acquisition or purchase of a business that constitutes 50% or more of the assets of UMT and its Subsidiaries, taken as a whole, or 50% or more of the equity securities of UMT;

 	      (iv) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 50% or more of the assets of UMT and its Subsidiaries, taken as a whole, in a single transaction or series of related transactions;

 	      (v) any recapitalization or restructuring of UMT or any of its Subsidiaries;

 	      (vi) any other transaction similar to any of the foregoing with respect to UMT or any of its Subsidiaries, other than the Merger; or

 	      (vii) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.
      SECTION 3.7 Public Announcements. UMT and General Partner shall consult with each other before issuing, or permitting their respective Affiliates to issue, any press release or otherwise making any public statements with respect to this Agreement or any of the transactions contemplated by the Transaction Documents and shall not issue any such press release or make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld, except any press release or other announcement which such party, on the advice of counsel, is required by law to issue or make within such time period as to make the foregoing procedure impractical, and in such case the party making such press release or announcement shall promptly provide a copy thereof to the other party or parties hereto. In this regard, the parties shall make a joint public announcement (the form and substance of which UMT and General Partner shall mutually agree to in advance) of the transactions contemplated by the Transaction Documents no later than (i) the close of trading on the
New York Stock Exchange on the day this Agreement is signed, if such signing occurs during a business day or (ii) the opening of trading on the New York Stock Exchange on the business day following the date on which this Agreement is signed, if such signing does not occur during a business day.
      SECTION 3.8     Assistance. From and after the date of this
Agreement, if Purchaser requests, UMT shall cooperate, and shall use its commercially reasonable efforts to cause UMT's attorneys, accountants and other representatives to cooperate in all reasonable respects in connection with any financing efforts (including the refinancing or assumption of existing Indebtedness at Closing) of
Purchaser or its Affiliates (including providing reasonable assistance in the preparation of one or more offering circulars, private placement memoranda, registration statements or other offering documents relating to debt or equity financing) and any other filings that may be made by Purchaser or its Affiliates, including, if applicable, with the SEC, all at the sole expense of Purchaser (or its Affiliates).
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      SECTION 3.9     Proxy Solicitor. UMT shall engage a proxy solicitor
reasonably acceptable to General Partner to assist in the solicitation of proxies from shareholders relating to the UMT Shareholder Approval.
      SECTION 3.10 Termination of Advisor Contracts. UMT shall use commercially reasonable efforts to terminate any and all Advisor
Contracts (whether or not written) binding on UMT prior to the Closing.
      SECTION 3.11 Terms of Class A Debentures Approved. The General Partner shall establish the terms of the Class A Debentures by entering into an indenture substantially in the form of the Indenture and each of the Limited Partners shall have consented thereto. The General
Partner and Purchaser shall use commercially reasonable efforts to ensure that every provision of the Class A Debentures, including, but not limited to, the repurchase program with respect to the Class A Debentures, complies with applicable Law.
ARTICLE IV
ADDITIONAL COVENANTS
      SECTION 4.1     Tax Treatment.
      (a) Purchase Price Allocation. On or prior to the Closing Date, Purchaser shall, with the consent of UMT (such consent not to be unreasonably withheld), reach agreement as to the manner in which the consideration to be paid pursuant to this Agreement, together with any assumed liabilities (the "Allocable Consideration"), shall be allocated among the assets of UMT. Such allocation shall be made in the manner required by Section 1060 of the Code and the regulations promulgated thereunder. In making such allocation the fair market values as reasonably determined by the parties shall apply. UMT and Purchaser hereby agree that IRS Form 8594 will be timely filed based on such fair market values, except as may be required by a Determination.
      (b) Tax Treatment of the Merger. Except as may be required by a Determination, the parties shall treat the Merger for all income tax purposes as a taxable purchase of assets by Purchaser in exchange for the allocable Merger Consideration for all income tax purposes, and a liquidating distribution of the Merger Consideration to the shareholders of UMT within the meaning of Section 562(b)(1) of the Code, including filing UMT final Tax Returns consistent with such treatment, and no party shall take any position inconsistent with such treatment.
      (c) Consistency Required. Neither Purchaser nor UMT will take (or permit its Affiliates to take) any action following the Closing that is inconsistent with UMT's status as a REIT for any period, except as may be required by a Determination.
      SECTION 4.2     Transfer and Gains Taxes. Purchaser shall, with
UMT's cooperation and assistance, prepare, execute and file, or cause to be prepared, executed and filed, all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added stock transfer and stamp
Taxes, any transfer, recording, registration and other fees and any similar Taxes which become payable in connection with the transactions contemplated by this Agreement (together, with any related interests, penalties or additions to Tax, "Transfer and Gains Taxes"). From and after the Effective Time, Purchaser shall pay or cause to be paid all Transfer and Gains Taxes without deductions withheld from any amounts payable to the holders of Shares of Beneficial Interest.
      SECTION 4.3 Confidentiality. Each of UMT, Purchaser and General Partner will hold, and will cause its respective officers, employees, accountants, counsel, financial advisors and other representatives and Affiliates to hold, any nonpublic information in confidence to the extent required by, and in accordance with, and will comply with the confidentiality provisions of the non-binding Term Sheet between UMT and Purchaser (the "Confidentiality Agreement").
      SECTION 4.4 Repurchase Program. Subject to applicable Law, the General Partner and the Purchaser shall repurchase Class A Debentures in accordance with a repurchase program upon, but not
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limited to, the following terms (the "Repurchase Program"): (i) subject to clause (iv) of this Section 4.4, in any calendar year, the Purchaser will purchase for cash (in U.S. dollars) all Class A Debentures tendered for repurchase by holders of Class A Debentures up to ten percent (10%) of the total number of Class A Debentures outstanding at the beginning of such year at a repurchase price of $20.00 per Class A Debenture; (ii) purchases will be made on a quarterly basis on the Business Day that falls on the last day of each calendar quarter (or if such day is not a Business Day, on the next preceding day that is a Business Day); (iii) holders of Class A Debentures may withdraw tendered Class A Debentures at any time prior to repurchase; and
(iv) the Purchaser will purchase Class A Debentures tendered for repurchase on a pro rata basis on the Business Day that falls on the last day of each calendar quarter (or if such day is not a Business
Day, on the next preceding day that is a Business Day) in the event
(a) the Repurchase Amount (as defined in the Indenture as of the date hereof) available for repurchase of Class A Debentures for such quarter is insufficient to satisfy all current repurchase requests or
(b) satisfying all current repurchase requests would cause the Purchaser to exceed the limitation set forth in clause (i) of this
Section 4.4. Subject to applicable Law, the General Partner and
Purchaser shall maintain the Repurchase Program at all times Class A Debentures remain outstanding. The General Partner and Purchaser shall use all commercially reasonable efforts to ensure that every provision of the Indenture and the Class A Debentures, and the performance thereof, including, but not limited to, the operation of the Repurchase Program, complies with applicable Law.
      SECTION 4.5 Directors' and Officers' Insurance. Purchaser shall, or UMT may with the prior written consent of Purchaser, purchase a six (6) year extended reporting period endorsement ("runoff coverage") under UMT's existing directors' and officers' liability insurance policy with respect to claims arising from facts or events that occurred on or prior to the Effective Time. Notwithstanding the foregoing, in no event shall Purchaser or the Surviving Company be obligated to expend in the aggregate in excess of 250% of the annual premiums paid by UMT as of the date hereof for its directors' and officers' liability insurance (the "D&O Premium Cap") for such directors' runoff coverage in order to maintain or procure insurance coverage pursuant to this Section 4.5. If Purchaser or the Surviving
Company is unable to obtain the insurance coverage required by this
Section 4.5 for an aggregate amount less than or equal to the D&O
Premium Cap, Purchaser or the Surviving Company, after consultation with UMT, shall obtain as much insurance coverage as can be obtained for the D&O Premium Cap.
ARTICLE V
CONDITIONS PRECEDENT
      SECTION 5.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of UMT and Purchaser to effect the Merger and to consummate the other transactions contemplated by the Transaction Documents on the Closing Date are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

 	      (a) Shareholders Approval. The UMT Shareholder Approval shall have been obtained.

 	      (b) No Injunctions or Restraints. No temporary restraining order, statute, rule, regulation, decree, ruling, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition enacted, entered, promulgated, issued or enforced by any Governmental Entity preventing the consummation of the Merger or any of the other transactions or agreements contemplated by the Transaction Documents shall be in effect.

 	      (c) Registration Statement Declared Effective. The Registration Statement shall have been declared effective in accordance with the provisions of the Securities Act and Blue Sky Laws, if applicable, and no stop order with respect to the Registration Statement shall be in effect and no proceeding for that purpose shall have been instituted by the SEC or any state regulatory authorities.

 	      (d) Other Approvals. All consents, approvals, permits and authorizations required to be obtained from any Governmental Entity as indicated in Schedule 2.1(d)(iii) of the UMT Disclosure Letter in connection with the execution and delivery of this Agreement and the other Transaction
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 	Documents and the consummation of the transactions contemplated hereby or thereby shall have been made or obtained (as the case may be).

 	      (e) Terms of Class A Debentures Approved. The General Partner shall have established the terms of the Class A Debentures by entering into an indenture substantially in the form of the Indenture.

 	      (f) Updated Opinion of Financial Advisors. The Board of Trustees of UMT shall have received an updated opinion of the Financial Advisors, dated as of a date within ten calendar days before or after the date the Registration Statement is declared effective by the SEC, to the effect that, as of such date, the Merger Consideration is fair from a financial point of view to the holders of Shares of Beneficial Interest, a copy of which opinion will promptly be made available to Purchaser after receipt by the Board of Trustees of UMT.
      SECTION 5.2 Conditions to Obligations of General Partner and Purchaser. The obligations of General Partner and Purchaser to effect the Merger and to consummate the other transactions contemplated by the Transaction Documents on the Closing Date are further subject to the following conditions, any one or more of which may be waived by General Partner and Purchaser:

 	      (a) Representations and Warranties. Each of the representations and warranties of UMT set forth in this Agreement shall be true and correct (without giving effect to any materiality, UMT Material Adverse Effect or any similar qualification or limitation in any representation and warranty (any such qualification or limitation, a "UMT Materiality Qualifier")) as of the date of this Agreement and on and as of the Closing Date, as though made on and as of the Closing Date (except to the extent any representation or warranty is expressly limited by its terms to a specified date, the accuracy of which will be determined as of such specified date), except where the failure of such representations and warranties in the aggregate to be true and correct (without giving effect to any UMT Materiality Qualifier) would not or would not reasonably be likely to have a UMT Material Adverse Effect.

 	      (b) Performance of Obligations of UMT. UMT shall have performed or complied with all obligations required to be performed or complied with by them under this Agreement at or prior to the Effective Time that are subject to a UMT Materiality Qualifier, and shall have performed or complied with in all material respects all obligations required to be performed or complied with by them under this Agreement at or prior to the Effective Time that are not so subject to a UMT Materiality Qualifier, and Purchaser shall have received a certificate signed on behalf of UMT by the Secretary of UMT to such effect.

 	      (c) Material Adverse Change. Since the date of this Agreement, no UMT Material Adverse Effect shall have occurred. Purchaser shall have received a certificate signed on behalf of UMT by the Secretary of UMT to such effect.

 	      (d) Consents. All consents and waivers from third parties necessary, set forth in Schedule 5.2(d) of the UMT Disclosure Letter in connection with the consummation of the Merger and the other transactions contemplated by the Transaction Documents shall have been obtained, other than such consents and waivers from third parties, which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a UMT Material Adverse Effect.

 	      (e) Termination of Advisor Contracts. Any and all Advisor Contracts shall have been terminated in a manner that will not result in the Surviving Company having any rights or liabilities thereunder at any time following the Closing.

 	      (f) Limit on Persons Seeking Appraisal. Neither UMT nor any of the Trustees shall have received, prior to the UMT Shareholder Meeting, a demand for appraisal of Shares of Beneficial Interest or a written objection to the Merger or any of the transactions contemplated by the Transaction Documents from shareholders of UMT holding more than
200,000 Shares of Beneficial Interest as of the record date for the UMT Shareholder Meeting.
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      SECTION 5.3     Conditions to Obligations of UMT. The obligations
of UMT to effect the Merger and to consummate the other transactions contemplated by the Transaction Documents on the Closing Date are further subject to the following conditions, any one or more of which may be waived by UMT:

 	      (a) Representations and Warranties. Each of the representations and warranties of General Partner and Purchaser set forth in this Agreement shall be true and correct (without giving effect to any materiality, Purchaser Material Adverse Effect or any similar qualification or limitation in any representation and warranty (any such qualification or limitation, a "Purchaser Materiality Qualifier")) as of the date hereof and on and as of the Closing Date, as though made on and as of the Closing Date (except to the extent any representation or warranty is expressly limited by its terms to a specified date, the accuracy of which will be determined as of such specified date), except where the failure of such representations and warranties to be in the aggregate true and correct (without giving effect to any Purchaser Materiality Qualifier) would not or would not reasonably be likely to have a Purchaser Material Adverse Effect, and UMT shall have received a certificate signed on behalf of Purchaser by the President of General Partner, in such capacity, to such effect.

 	      (b) Performance of Obligations of General Partner and Purchaser. General Partner and Purchaser shall have performed or complied with all obligations required to be performed or complied with by them under this Agreement at or prior to the Effective Time that are subject to a Purchaser Materiality Qualifier, and shall have performed or complied with in all material respects all obligations required to be performed or complied with by them under this Agreement at or prior to the Effective Time that are not so subject to a Purchaser Materiality Qualifier, and UMT shall have received a certificate signed on behalf of Purchaser by the President of General Partner, in such capacity, to such effect.

 	      (c) Material Adverse Change. Since the date of this Agreement, there shall have occurred no Purchaser Material Adverse Effect. UMT shall have received a certificate signed on behalf of Purchaser by the President of General Partner, in such capacity, to such effect.

 	      (d) Consents. All consents and waivers from third parties necessary in connection with the consummation of the Merger and the other transactions contemplated by the Transaction Documents shall have been obtained, other than such consents and waivers from third parties, which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect.
ARTICLE VI
TRUSTEE ACTIONS
      SECTION 6.1 Trustee Actions. Notwithstanding Section 3.6 or any other provision of this Agreement to the contrary, prior to the Effective Time:

 	      (a) In the event that after the date hereof, UMT or any Representative of UMT or any of its Affiliates receives an unsolicited bona fide written inquiry or proposal from a third party with respect to a Competing Transaction, UMT shall notify Purchaser orally and in writing (as promptly as practicable but in any event within 24 hours)
of all of the relevant details relating thereto (including the identity of the parties, price and other terms thereof), including any modification, amendment or change in respect thereto, including relating to a Competing Transaction, and shall promptly furnish to Purchaser in writing a copy of any inquiry or proposal in addition to any information provided to or by any third party relating thereto. UMT may furnish information to, or enter into discussions or negotiations with, such third party if, and only to the extent that, (A) the Board of Trustees of UMT after consultation with and having considered the advice of independent legal counsel, determines in good faith that
(x) such Competing Transaction would, if consummated, constitute a Superior Competing Transaction (as defined herein) and (y) such action is necessary for the Board of Trustees to comply with their legal duties to UMT's shareholders under applicable Law and (B) prior to taking such action, UMT (x) provides reasonable notice to Purchaser
(but in any event no later
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 	than 72 hours before taking such action) to the effect that it is taking such action and (y) UMT receives from such third party an executed confidentiality agreement in reasonably customary form, the terms of which, as applicable to such third party, in any event are at least as stringent as those applicable to Purchaser in the Confidentiality Agreement. In the event the Board of Trustees is unable to determine whether the legal duties of the Board of Trustees to UMT's shareholders under applicable Law require it to consider an unsolicited written inquiry, the Board of Trustees may make inquiry of such third party until the Board of Trustees is able to make such determination. Before providing any information to or entering into discussions or negotiations with any third party in connection with a Competing Transaction by such third party to the extent permitted pursuant to the immediately preceding sentence, UMT shall notify Purchaser of any Competing Transaction (including the material terms and conditions thereof and the identity of the person making it) as promptly as practicable after its receipt thereof (and in any event, no later than 24 hours from receipt), and shall provide Purchaser with a copy of any written Competing Transaction or amendments or supplements thereto, and shall thereafter promptly inform Purchaser of the status of any discussions or negotiations with such a third party, and any material changes to the terms and conditions of such Competing Transaction, and shall promptly give Purchaser a copy of any information delivered to such third party that has not previously been reviewed by Purchaser.
UMT agrees that it will take the necessary steps to promptly inform the individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 6.1(a). UMT shall keep Purchaser fully apprised of the status (including amendments and proposed amendments) of any proposal relating to a Competing Transaction on a current basis, including promptly providing to Purchaser copies of any written communications between UMT and any Person relating to a Competing Transaction.

 	      (b) Notwithstanding Section 3.5 or any other provision of this Agreement to the contrary, but subject to this Section 6.1(b), the Board of Trustees of UMT may, provided that it gives Purchaser five full business days' prior written notice of its intention to do so, withdraw or modify, or propose to withdraw or modify, its approval or recommendation of this Agreement or the Merger, may approve or recommend a Competing Transaction (or amendment or supplement thereto), or cause UMT to enter into an agreement with respect thereto, if and only to the extent that, the Board of Trustees of UMT, after consultation with and having considered the advice of independent legal counsel and the Financial Advisor (or any other investment bank of nationally recognized reputation), determines in good faith (after taking into account any proposal that may have been made by Purchaser at such time) that (x) a bona fide written proposal from a third party for a Competing Transaction received after the date hereof that was not, directly or indirectly, initiated, solicited or encouraged or knowingly facilitated by UMT or its Representatives that is more favorable to the holders of the Shares of Beneficial Interest than the transactions contemplated by this Agreement, and is reasonably capable of being consummated (a "Superior Competing Transaction"), and (y) such action is necessary for the trustees of UMT to comply with their legal duties to UMT's shareholders under applicable Law. Any such withdrawal or modification of the recommendation shall not change the approval of UMT's Trustees for purposes of causing any Takeover Statute or other state Law to be inapplicable to the transactions contemplated hereby.

 	      (c) Nothing contained in this Section 6.1 shall prohibit UMT from taking and disclosing to its shareholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the UMT shareholders which, in the good faith reasonable judgment of the Trustees of UMT, based on the advice of independent legal counsel, is required under applicable Law.
ARTICLE VII
TERMINATION, AMENDMENT AND WAIVER
      SECTION 7.1 Termination. Subject to Section 7.2, this Agreement may be terminated at any time prior to the first to occur of the acceptance for record of the Articles of Merger by the Department or the
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filing of the Certificate of Merger with the Delaware SOS, whether before or after the UMT Shareholder Approval is obtained:

 	      (a) by mutual written consent duly authorized by the General Partner and UMT;

 	      (b) by Purchaser or General Partner,


 	      (i) upon a material breach of any representation or warranty on the part of UMT set forth in this Agreement, or if any representation or warranty of UMT shall have become materially untrue, such that the conditions set forth in Section 5.2(a) or (b), as the case may be, would be incapable of being satisfied by June 30, 2006 (as otherwise extended by mutual written agreement by UMT and General
Partner, the "Outside Date"), or

 	      (ii) upon a material breach by UMT of one or more of its covenants or agreements contained in the Agreement and UMT has not cured such breach within 10 business days after notice by Purchaser thereof;


 	provided, however, that neither Purchaser nor General Partner may terminate this Agreement pursuant to either (i) or (ii) above if either Purchaser or General Partner has breached any of its obligations under this Agreement in any material respect and such breach remains uncured at the time of such desired termination.


 	      (c) by UMT,


 	      (i) upon a material breach of any representation or warranty on the part of General Partner or Purchaser set forth in this Agreement, or if any representation or warranty of General Partner or Purchaser shall have become materially untrue, such that the conditions set forth in Section 5.3(a) or (b), as the case may be, would be incapable of being satisfied by the Outside Date, or

 	      (ii) upon a material breach by Purchaser or General Partner of one or more of its covenants or agreements contained in the Agreement and Purchaser or General Partner, as the case may be, has not cured such breach within 10 business days after notice by UMT thereof;


 	provided, however, that UMT may not terminate this Agreement pursuant to either (i) or (ii) above if UMT has breached any of its obligations under this Agreement in any material respect and such breach remains uncured at the time of such desired termination.


 	      (d) by either Purchaser or UMT if any judgment, injunction, order, decree or action by any Governmental Entity of competent authority preventing the consummation of the Merger shall have become final and nonappealable;

 	      (e) by either Purchaser or UMT if the Merger shall not have been consummated by the Outside Date; provided, however, that a party that has materially breached a representation, warranty or covenant of such party set forth in this Agreement and not cured such breach by the Outside Date shall not be entitled to exercise its right to terminate under this Section 7.1(e);

 	      (f) by either Purchaser or UMT if, upon a vote at a duly held UMT Shareholder Meeting, the UMT Shareholder Approval shall not have been obtained, as contemplated by Section 5.1(a);

 	      (g) by either Purchaser or General Partner, if (i) prior to the approval of this Agreement at the UMT Shareholder Meeting, the Board of Trustees of UMT shall have withdrawn or modified in any manner adverse to Purchaser its approval or recommendation of the Merger of this Agreement in connection with, or approved or recommended, any Competing Transaction, (ii) UMT shall have entered into any agreement with respect to any Competing Transaction, or (iii) the Board of Trustees of UMT shall have resolved to do any of the foregoing;

 	      (h) by either Purchaser or General Partner if, prior to the UMT Shareholder Meeting, the Board of Trustees shall have received a demand for appraisal of Shares of Beneficial Interest or a written objection to the Merger or any of the transactions contemplated by the
Transaction
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 	Documents from shareholders of UMT holding more than 200,000 Shares of Beneficial Interest as of the record date for the UMT Shareholder
Meeting.
      A terminating party shall provide written notice of termination to the other parties specifying with particularity the reason for such termination. If more than one provision in this Section 7.1 is available to a terminating party in connection with a termination, a terminating party may rely on any and all available provisions in this
Section 7.1 for any such termination.
      SECTION 7.2     Expenses; Break-Up Fees.
      (a) Except as otherwise specified in this Section 7.2 or agreed in writing by the parties, all out-of-pocket costs and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated hereby shall be paid by the party incurring such cost or expense.
      (b) UMT agrees that if this Agreement shall be terminated pursuant to Section 7.1(b) (and in the case of any such termination, Purchaser has not materially breached its representations and warranties or covenants (or, with regard to breaches of covenants, has cured any such breach prior to the date of the UMT Shareholder
Meeting)), then UMT will pay to Purchaser, or as directed by Purchaser, an amount equal to the Purchaser Break-Up Expenses (as defined herein). Payment of any of such amounts shall be made in the form of a promissory note payable to the order of Purchaser (or its designee) which promissory note shall have a simple interest rate equal to the per annum rate of interest publicly announced by Citibank, N.A. as its prime or base rate in effect at its principal office in New York City from time to time plus 1.0% per annum and shall provide for the payment of the principal amount of the Purchaser Break-Up Expenses in twelve
(12) equal monthly installments with a final maturity date no later than one year following the date of termination. For the purposes of this Agreement "Purchaser Break-Up Expenses" shall be an amount equal to $500,000 which the parties hereto agree represents a reasonable estimate of the out-of-pocket expenses Purchaser and General Partner have incurred or are likely to incur in connection with this Agreement and the transactions contemplated hereby (including all fees and expenses of attorneys, accountants, investment bankers, experts, financing sources and other advisors and consultants).
      (c) Purchaser agrees that if this Agreement shall be terminated pursuant to Section 7.1(c) (and in the case of any such termination, UMT has not materially breached its representations and warranties or covenants (or has cured any such breach prior to the date of the UMT Shareholder Meeting)), then Purchaser will pay to UMT, or as directed by Purchaser, an amount equal to the UMT Break-Up Expenses (as defined herein). Payment of any of such amounts shall be made in the form of a promissory note payable to the order of UMT (or its designee) which promissory note shall have a simple interest rate equal to the per annum rate of interest publicly announced by Citibank, N.A. as its prime or base rate in effect at its principal office in New York City from time to time plus 1.0% per annum and shall provide for the payment of the principal amount of the UMT Break-Up Expenses in twelve
(12) equal monthly installments with a final maturity date no later than one year following the date of termination. For the purposes of this Agreement "UMT Break-Up Expenses" shall be an amount equal to $430,000 which the parties hereto agree represents a reasonable estimate of the out-of-pocket expenses UMT has incurred or is likely to incur in connection with this Agreement and the transactions contemplated hereby (including all fees and expenses of attorneys, accountants, investment bankers, experts, financing sources and other advisors and consultants).
      (d) UMT also agrees that if this Agreement is terminated pursuant to Section 7.1(g), then UMT shall pay to Purchaser, or as directed by Purchaser, an amount equal to the Purchaser Break-Up Fee (as defined herein). Payment of any of such amounts shall be made, as directed by Purchaser, by wire transfer of immediately available funds promptly following the earlier of the consummation of the Competing Transaction or the execution of a definitive agreement providing for a Competing Transaction. For purposes of this Agreement, the "Purchaser Break-Up
Fee" shall be an amount equal to $3,000,000.
      (e) The foregoing provisions of this Section 7.2 have been agreed to by each of the parties hereto in order to induce the other parties to enter into this Agreement and to consummate the Merger and the
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other transactions contemplated by this Agreement, it being agreed and acknowledged by each of them that the execution of this Agreement by them constitutes full and reasonable consideration for such provisions.
      (f) In the event that either Purchaser or UMT is required to file suit to seek all or a portion of the amounts payable under this
Section 7.2, and such party prevails in such litigation, such party shall be entitled to all expenses, including attorneys' fees and expenses, which it has incurred in enforcing its rights under this
Section 7.2.
      SECTION 7.3 Effect of Termination. In the event of termination of this Agreement by either UMT or Purchaser as provided in
Section 7.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of General
Partner, Purchaser or UMT, other than Section 7.2, this Section 7.3 and
Article VIII.
      SECTION 7.4 Amendment. This Agreement may be amended by the parties in writing by action of the General Partner and the UMT trustees at any time before or after the UMT Shareholder Approval is obtained and prior to the earlier of the acceptance for record of the Articles of Merger by the Department or the filing of the Certificate of Merger with the Delaware SOS; provided, however, that, after the UMT Shareholder Approval is obtained, no such amendment, modification or supplement shall alter the amount or change the form of the Merger Consideration to be delivered to UMT's shareholders or alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect UMT's shareholders.
      SECTION 7.5 Extension; Waiver. At any time prior to the Effective Time, each of UMT and General Partner may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the provisions of Section 7.4, waive compliance with any of the agreements or conditions of the other party contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.
ARTICLE VIII
GENERAL PROVISIONS
      SECTION 8.1 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.
      SECTION 8.2 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent by overnight courier
(providing proof of delivery) to the parties or sent by telecopy
(providing confirmation of transmission) at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice):

 	(a) if to Purchaser or General Partner, to

 	UMT Services, Inc.
 	1702 N. Collins Blvd., Suite 100
 	Richardson, TX 75080
 	Attn: Hollis Greenlaw
 	Fax: (214) 237-9304
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 	with a copy to:

 	Gibson, Dunn & Crutcher LLP
 	1050 Connecticut Avenue, N.W.
 	Washington, D.C. 20036
 	Attn: Stephen I. Glover, Esq.
 	Fax: (202) 251-5374

 	(b) if to UMT

 	United Mortgage Trust
 	5740 Prospect Avenue, Suite 1000
 	Dallas, Texas 75206
 	Attn: Christine Griffin
 	Fax: (214) 237-9304
 	Fax: (817) 354-6335

 	with a copy to:

 	Haynes and Boone LLP
 	901 Main Street, Suite 3100
 	Dallas, Texas 75202
 	Attn: Gregory Samuel
 	Fax: (214) 651-5645

 	Butzel Long, P.C.
 	150 West Jefferson, Suite 900
 	Detroit, Michigan 48226
 	Attn: Robert A. Hudson
 	Fax: (313) 225-7080
      SECTION 8.3 Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."
      SECTION 8.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.
      SECTION 8.5 Entire Agreement; No Third-Party Beneficiaries. This Agreement, the Confidentiality Agreement and the other agreements entered into in connection with the transactions (i) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement and, (ii) except for the provisions of
(x) Article I, (y) Section 4.4 and (z) Section 4.5 with respect to the individuals currently serving as members of the Board of Trustees of
UMT, are not intended to confer upon any Person other than the parties hereto any rights or remedies.
      SECTION 8.6     Governing Law; Waiver of Jury Trial.
      THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ANY
APPLICABLE PRINCIPLES OF CONFLICTS OF LAW. EACH PARTY HERETO
IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN
THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.
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      SECTION 8.7     Assignment. Neither this Agreement nor any of the
rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.
      SECTION 8.8 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in any Delaware State court, this being in addition to any other remedy to which they are entitled at Law or in equity. In addition, each of the parties hereto (i) consents to submit itself exclusively to the personal jurisdiction of the District Court in Delaware or any Delaware State court as well as the jurisdiction of any court from which an appeal may be taken from such courts in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, including for the purpose of any litigation, proceeding or other action arising out of such party's obligations under or with respect to this Agreement and the transactions contemplated hereby and (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and expressly waives any and all objections such party may have to venue in such courts.
      SECTION 8.9 Exhibits; Disclosure Letter. All Exhibits and Schedules attached hereto, the Purchaser Disclosure Letter and the UMT Disclosure Letter are intended to be and hereby are specifically made a part of this Agreement.
ARTICLE IX
CERTAIN DEFINITIONS
      SECTION 9.1     Certain Definitions.
      "Advisor" means UMT Advisors, Inc., a Texas corporation that is presently providing certain management services for UMT.
      "Advisor Contracts" means that certain Advisory Contract by and among UMT and the Advisor, and any other contracts pursuant to which the Advisor or any affiliates of the Advisor are or will provide management services to UMT.
      "Affiliate" of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.
      "Code" means the Internal Revenue Code of 1986, as amended. "Determination" shall have the meaning given to it in
Section 1313(a) of the Code.
      "Indebtedness" shall mean with respect to any Person, without duplication (a) all indebtedness of such Person for borrowed money, whether secured or unsecured, (b) all obligations of such Person under such conditional sale or other title retention agreements relating to property purchased by such Person, (c) all lease obligations (capital or other) of such Person, (d) all obligations of such Person under interest rate or currency hedging transactions (valued at the termination value thereof), (e) all guarantees of such Person of any such indebtedness of any other Person, and (f) any agreements to provide any of the foregoing.
      "Indenture" means an indenture pursuant to which the Class A Debentures of UMT Holdings, L.P. will be issued which shall be substantially in the form of the indenture attached hereto as Exhibit D.
      "Knowledge" where used herein with respect to UMT shall mean the actual (and not constructive or imputed) knowledge, after reasonable investigation, of the persons named in Schedule 9.1 of the UMT
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Disclosure Letter and where used with respect to General Partner and
Purchaser shall mean the actual (and not constructive or imputed) knowledge, after reasonable investigation, of Hollis M. Greenlaw, Todd
F. Etter or Craig Pettit.
      "Law" means any statute, law, regulation, rule, order, decree, code, judgment, ordinance (including zoning law or building code) or any other applicable requirement of any Governmental Entity applicable to Purchaser or UMT or any of their respective Subsidiaries or any of the UMT Properties.
      "Lien" means any pledge, claim, lien, charge, encumbrance or security interests of any kind or nature whatsoever.
      "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.
      "Proxy Statement/ Prospectus" shall mean the proxy statement/ prospectus to be distributed to the UMT shareholders in connection with the Merger and the transactions contemplated by this Agreement, including any preliminary proxy statement/ prospectus or definitive proxy statement/ prospectus filed with the SEC in accordance with the terms and provisions hereof. The Proxy Statement/ Prospectus shall constitute a part of the Registration Statement.
      "Purchaser Subsidiary" means a Subsidiary of the Purchaser. "Registration Statement" shall mean the Registration Statement on
Form S-4 to be filed by UMT with the SEC to effect the registration under the Securities Act of the Class A Debentures to be issued to UMT shareholders pursuant to the Merger.
      "shareholders" when used (1) in connection with UMT shall refer to persons holding Shares of Beneficial Interest or any other equity security, or instrument convertible into any equity security, of UMT, and (2) in connection with Purchaser shall refer to the limited partners of Purchaser holding Class C Units and Class D Units or any other equity security, or instrument convertible into any equity security, of Purchaser.
      "Subsidiary" of any Person means any corporation, partnership, limited liability company, joint venture or other legal entity of which such Person (either directly or through or together with another Subsidiary of such Person) owns 50% or more of the voting stock, value of or other equity interests (voting or non-voting) of such corporation, partnership, limited liability company, joint venture or other legal entity.
      "Tax" or "Taxes" shall mean any federal, state, local and foreign income, gross receipts, license, withholding, property, recording, stamp, sales, use, franchise, employment, payroll, excise, environmental and other taxes, tariffs or governmental charges of any nature whatsoever, together with penalties, interest or additions thereto, whether disputed or not.
      "Tax Return" shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.
      "Transaction Documents" shall mean this Agreement, the Certificate of Merger, the Articles of Merger, the DOT Amendments, the Indenture and any other document or instrument to be executed and entered into by the parties hereto in connection with the Merger or any of the other transactions contemplated under this Agreement.
      "UMT Shareholder Meeting" means a meeting of the holders of Shares of Beneficial Interest of UMT and of each and every other class of equity security of UMT having a right to vote upon or approve the Merger, called pursuant to Section 3.3(b) by the appropriate officers of UMT for the purpose of approving (1) the Merger, this Agreement, any other transactions contemplated by the Transaction Documents, and such other matters as are required by law, the Declaration of Trust or the UMT Bylaws to be approved by the shareholders of UMT in order to consummate the Merger and the transactions contemplated herein and in the other Transaction Documents.
A-28

Table of Contents
      IN WITNESS WHEREOF, the parties hereto have executed and delivered this as of the date first written above.

 	UMT:

 	United Mortgage Trust, a Maryland real
 	estate investment trust


 	By: 	/s/ Christine "Cricket" Griffin





 	Title:	President


 	PURCHASER:

 	UMT Holdings, L.P., a Delaware limited
 	partnership

 	By: UMT Services, Inc., its sole general
 	partner


 	By: 	/s/ Hollis Greenlaw





 	Hollis Greenlaw, President

 	GENERAL PARTNER:

 	UMT Services, Inc., a Delaware corporation


 	By: 	/s/ Hollis Greenlaw



 	Hollis Greenlaw, President
SIGNATURE PAGE TO UNITED MORTGAGE TRUST MERGER AGREEMENT
A-29

Table of Contents
EXHIBIT A
DELAWARE CERTIFICATE OF MERGER
CERTIFICATE OF MERGER
of
UNITED MORTGAGE TRUST
(a Maryland real estate investment trust) into
UMT HOLDINGS, L.P.
(a Delaware limited partnership)
Pursuant to Section 17-211 of the Delaware Revised Uniform Limited Partnership Act.

It is hereby certified that:
      1. The constituent entities (the "Constituent Entities") participating in the merger herein certified are:

 	      (i) United Mortgage Trust, which is organized under the laws of the State of Maryland (the "United Mortgage Trust"); and

 	      (ii) UMT Holdings, L.P., which is organized under the laws of the State of Delaware (the "Surviving Limited Partnership").
      2. An Agreement and Plan of Merger, dated as of September 1,
2005, by and among United Mortgage Trust and the Surviving Limited Partnership has been approved, adopted, certified, executed, and acknowledged by each of the Constituent Entities in accordance with the provisions of applicable laws of Maryland and Delaware, including subsection (b) of Section 17-211 of the Delaware Revised Uniform
Limited Partnership Act.
      3. The name of the surviving limited partnership in the merger herein certified is "UMT Holdings, L.P." which will continue its existence as said surviving limited partnership under the name "UMT Holdings, L.P." upon the effective date of said merger pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act.
      4. The executed Agreement and Plan of Merger between the Constituent Entities is on file at an office of the Surviving Limited Partnership, the address of which is as follows:

 	UMT Holdings, L.P.
 	1702 N. Collins Boulevard, Suite 100
 	Richardson, TX 75080
 	Phone: (972) 889-7323
      5. A copy of the aforesaid Agreement and Plan of Merger will be furnished by the Surviving Limited Partnership, on request and without cost, to any partner of the Surviving Limited Partnership or any person holding an interest in United Mortgage Trust.
[Signature Page Follows]
EXHIBIT A TO UNITED MORTGAGE TRUST MERGER AGREEMENT

Table of Contents
      IN WITNESS WHEREOF, this Certificate of Merger, pursuant to
Section 17-211 of the Delaware Revised Uniform Limited Partnership Act, is hereby signed on behalf of the Surviving Limited Partnership by its sole general partner.

 	The Surviving Limited Partnership:

 	UMT HOLDINGS, L.P.,
 	a Delaware limited partnership

 	By UMT Services, Inc.,
 	its sole general partner


 	Name:
 	Title:
Dated:                     , 200

Table of Contents
EXHIBIT B
MARYLAND ARTICLES OF MERGER
EXHIBIT B
MARYLAND ARTICLES OF MERGER
UNITED MORTGAGE TRUST
UMT HOLDINGS, L.P.
ARTICLES OF MERGER
      THIS IS TO CERTIFY THAT:
      FIRST: United Mortgage Trust, a Maryland real estate investment trust (the "Merging Entity") and UMT Holdings, L.P., a Delaware limited partnership, agree to merge in the manner hereinafter set forth (the "Merger").
      SECOND: UMT Holdings, L.P. is the entity to survive the Merger (the "Surviving Entity").
      THIRD: The Merging Entity is a real estate investment trust formed under the laws of the State of Maryland. The Surviving Entity is a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act on March 14, 2003. The Surviving Entity is not qualified or registered to do business in the State of Maryland.
      FOURTH: The principal office of the Merging Entity in the State of Maryland is located in Baltimore City. The Surviving Entity has no principal office in the State of Maryland.
      FIFTH: The Merging Entity owns no interest in land in the State of Maryland.
      SIXTH: The principal office of the Surviving Entity in the State of Delaware is c/o Corporation Service Company, Suite 400, 2711 Centerville Road, Wilmington, Delaware 19808. The name and address of the Surviving Entity's resident agent in the State of Maryland are CSC Lawyers Incorporating Service Company, 11 East Chase Street, Baltimore, Maryland 21202.
      SEVENTH: (a) The total number of shares of beneficial interest of all classes which the Merging Entity has the authority to issue and the number of shares of each class are as follows:

 	      100,000,000 shares of beneficial interest, consisting of 100,000,000 common shares of beneficial interest, par value $.01 per share ("Merging Entity Common Shares"). The aggregate par value of all shares of all classes having a par value is $1,000,000.
      (b) The percentages of partnership interest of each class of partnership interest of the Surviving Entity and the class of partners and the respective percentage of partnership interests in each class of partnership interest are as follows:
      General Partner - 0.01%].
      Limited Partners -99.99%.
      EIGHTH: (a) Upon the Effective Time (as defined below), the Merging Entity shall be merged into the Surviving Entity. Thereupon, the Surviving Entity shall possess any and all purposes and powers of the Merging Entity; and all leases, licenses, property, rights, privileges, and powers of whatever nature and description of the Merging Entity shall be transferred to, vested in, and devolved upon the Surviving Entity, without further act or deed, subject to all of the debts, liabilities and obligations of the Merging Entity.
      (b) Each Merging Entity Common Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive one Class A Senior Subordinated Debenture of the Surviving Entity (the "Merger Consideration"). All Merging Entity Common Shares, when converted as provided above, shall no longer EXHIBIT B TO UNITED MORTGAGE TRUST MERGER AGREEMENT

Table of Contents
be outstanding and shall automatically cease to exist, and certificates that immediately prior to the Effective Time evidenced Merging Entity Common Shares shall thereafter represent only the right to receive the Merger Consideration.
      (c) The outstanding partnership interests of the Surviving Entity shall be unaffected by the Merger.
      NINTH: The terms and conditions of the transaction described in these Articles were duly advised, authorized and approved by the Merging Entity in the manner and by the vote required by the laws of the State of Maryland and the Second Amended and Restated Agreement and Declaration of Trust of the Merging Entity, as follows:
      (a) The Board of Trustees of the Merging Entity, at a duly called meeting, adopted a resolution declaring that the terms and conditions of the Merger described herein were advisable and directing that the Merger be submitted for consideration by the shareholders of the Merging Entity.
      (b) The shareholders of the Merging Entity entitled to vote on the Merger, at a duly called meeting, approved the Merger on substantially the terms and conditions set forth herein.
      TENTH: The terms and conditions of the transaction described in these Articles were duly advised, authorized and approved by the Surviving Entity in the manner and by the vote required by the laws of the State of Delaware and the Agreement of Limited Partnership of the Surviving Entity, as follows:

 	      The board of directors of the general partner of the Surviving Entity, by unanimous written consent, adopted a resolution approving the Merger on substantially the terms and conditions set forth herein.
      ELEVENTH: The Merger shall become upon the later of (a) the filing of the Certificate of Merger relating to the Merger with the Secretary of State of the State of Delaware or (b) the acceptance for record of these Articles by the State Department of Assessments and Taxation of Maryland (the "Effective Time").
      TWELFTH: Each of the undersigned acknowledges these Articles to be the act and deed of the entity on whose behalf he has signed, and further, as to all matters or facts required to be verified under oath, each of the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts relating to the entity on whose behalf he has signed are true in all material respects and that this statement is made under the penalties of perjury.
[SIGNATURE PAGE FOLLOWS]

Table of Contents
      IN WITNESS WHEREOF, these Articles of Merger have been duly
executed by the parties hereto this                     day of
                    , 2005.

ATTEST:	 	UNITED MORTGAGE TRUST

By:
 	 	By: -------------------------------
------------
 (SEAL)
 	 Name:	 	   Name:
 	 Title:      Secretary	 	   Title:      President

 	WITNESS:	 	UMT HOLDINGS, L.P.

 	 	By: UMT Services, Inc, its sole
general partner

By:
 	 	By: -------------------------------
------------
 (SEAL)
 	 Name:	 	   Name:    Hollis Greenlaw
 	 Title:	 	   Title:      President

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EXHIBIT C
ARTICLES OF AMENDMENT
      United Mortgage Trust, a Maryland real estate investment trust (the "Trust") hereby certifies to the State Department of Assessments and Taxation of Maryland that:

 	      FIRST: The Declaration of Trust of the Trust (the "Declaration of Trust") is hereby amended by deleting therefrom in its entirety
Article XIV.

 	      SECOND: The amendment to the Declaration of Trust as set forth above has been duly advised by the Board of Trustees and approved by the shareholders of the Trust as required by law.

 	      THIRD: The undersigned President acknowledges these Articles of Amendment to be the trust act of the Trust and as to all matters of facts required to be verified under oath, the undersigned President acknowledges that to the best of her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.
      IN WITNESS WHEREOF, the Trust has caused these Articles of
Amendment to be executed under seal in its name and on its behalf by
its President, and attested to by its Secretary, on this      day of
                    2005.

ATTEST:	 	UNITED MORTGAGE TRUST

By:
	(Seal)

Name:  Douglas R. Evans	 	 	 	Name:  Christine Griffin
Title:   Secretary	 	 	 	Title:   President


Exhibit 2.2 FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

				FIRST AMENDMENT TO
			AGREEMENT AND PLAN OF MERGER


      THIS FIRST AMENDMENT (the "Amendment") to the Agreement and Plan of Merger dated as of September 1, 2005 by and among UMT Holdings, L.P., a Delaware limited partnership ("Purchaser"), UMT Services, Inc., a Delaware corporation and sole general partner of Purchaser ("General Partner"), and United Mortgage Trust, a Maryland real estate investment trust ("UMT") (the "Merger Agreement"), is entered into as of February 10, 2006. All capitalized terms used herein but not defined herein have the meaning given such terms in the Merger Agreement.

				RECITALS

      WHEREAS, the parties hereto desire to amend the Merger Agreement to modify certain provisions related to the termination of the Merger Agreement.

				AMENDMENT

      NOW, THEREFORE, in consideration of the foregoing, of mutual promises of the parties hereto and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Merger Agreement as follows:

      1.	Section 7.2(d) of the Merger Agreement is hereby deleted
in its entirety and replaced with the following:

"[Reserved]"

      2. Exhibit C to the Merger Agreement shall be replaced in its entirety with the Articles of Amendment attached hereto.

      3. Exhibit D to the Merger Agreement shall be replaced in its entirety with the form of Indenture attached hereto.

      4. Except as modified herein, the terms and conditions of the Merger Agreement shall remain unchanged and are hereby ratified and confirmed.
All references to the Merger Agreement from and after the date herein shall refer to the Merger Agreement as amended by this Amendment.

      5. All the terms and provisions of this Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

      6. This Amendment shall be governed by and construed in accordance with, the laws of the State of Delaware without regard to any applicable principles of conflicts of law.

      7. If any term or other provision of this Amendment is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of the Amendment shall remain in full force and effect. Upon such determination, the parties hereto shall negotiate in good faith to modify this Amendment so as to give effect to the original intent of the parties to the fullest extent permitted by applicable law.

      7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original. This Amendment and any counterpart so executed shall be deemed to be one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Amendment as of the date first above written.

UMT:
United Mortgage Trust, a Maryland real estate investment trust

By:	_______________________________
Its:	_______________________________
Title:	_______________________________

PURCHASER:
UMT Holdings, L.P., a Delaware limited
partnership
By:	UMT Services, Inc., its sole general partner

	By:____________________________
		Hollis Greenlaw, President


GENERAL PARTNER:
UMT Services, Inc., a Delaware corporation


By:______________________________
	Hollis Greenlaw, President




EXHIBIT C

Articles of Amendment



EXHIBIT D

Form of Indenture